Listing Report:Supplement No. 208 dated Apr 05, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 249469
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2004	Debt/Income ratio:	31%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	18y 5m
Credit score:	620-639 (Apr-2010)	Total credit lines:	16	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$270	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	2crazboyz	Borrower's state:	Texas	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	560-579 (Apr-2007)
Principal balance:	$136.60	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Credit Card Payments...GONE!
Hello and thank you for taking the time to view my listing.

First of all I?want to thank Prosper?for giving me the opportunity to better myself.? This is my second listing for a possible second loan.??I was able to get out of the hole I was in from my first loan, again THANK YOU.? I would like to be given the opportunity to consolidate my credit card debt and dental/orthodontal bill for my?10 year old son and continue to watch my credit rating?go up, what an amazing feeling it is.??I have two children ages?22 and 10. My oldest?will be getting married in July 2011 and I would love to be able to help him financially with his wedding.??Watching him?grow up into such an amazing, responsible?young man?has been a blessing to me,?I was only?17 when?he was born.??

My credit has suffered in the past due to divorce, I have work hard at correcting this and it is definitely NOT an overnight process but I will continue to fight hard?for this.??

I work for the military and have been employed with the same agency for?18 years, my income is very stable. My Net Monthly Income: $3801.00 ($250 for child support)

Monthly Budget:
Mortgage/rent: $675
Insurance: $80
Car Expenses: $505
Utilities: $100
Phone, Cable: $175
Food, entertainment: $200
Clothing, household expenses: $100
Fuel expense: $200
Prosper loan - $134 (to be paid in?FULL April 2010)?
Credit cards: $400
Dental/Orthodontist:?$135
Total Monthly Expenses: $2570.00

As you can see,?I have $1231 left over to be used for my Prosper Payment, but if I were able to eliminate credit card and dental/orthodontal bills, it?would allow me $1766. I promise that my payments to Prosper will continue to be my top priority each month. I will continue to?have Prosper automatically withdraw my payments each month so that everyone, including myself, knows that my payments will be made on time, every time.

Thank you again for viewing my listing, and God bless.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$127.91

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1994	Debt/Income ratio:	11%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	10y 3m
Credit score:	700-719 (Apr-2010)	Total credit lines:	34	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$6,824	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	value-accelerator	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Renovation almost complete
Purpose of loan:
I just bought my property and?would like to request?this amount to complete my home improvement/renovation.

My financial situation:
I have a great paying steady?career with the Department of?Defense and?have proven to be a responsible individual.?The only thing that may cause?strain is my inquiries, I'm always looking for the best deal (ie. interest rates, terms, etc..) so unfortunately I have?assume the risk of inquiries being posted on my credit report. I had a 30 day late notice pop up on my credit report from Feb 2009. Bottom line: While I re-deployed back to the US from Iraq, I provided all my creditors with a forwarding address here in the states. I suspect that Capital One did not receive my forwarding address. At the time I left Iraq which was in 2008, I had a zero balanace on my CC with Capital One. I did not give it much thought, I overlooked the fact that Capital One had a yearly membership fee ($35/40) dollars. I found out in Feb 0f 2009 that I had owed Capital One my membership fee plus a late fee. I acted swiftly to ensure I would pay that balance off which I did. Unfortunately Capital One was not very understanding in this apparent oversight on both of our parts. They refused to remove the 30 day late notice from my credit report. Hope this answers your concerns in advance

Monthly net income: $ 4900

Monthly expenses: $
??Housing: $ 780.00
??Insurance: $ 75.00
??Car Payment: $ 408.00
??Utilities: $?80.00
??Phone, cable, internet: $?200.00
??Food, entertainment: $ 175.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 680.00
? Child Support: $1200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	22.09%	Starting borrower rate/APR:	23.09% / 25.37%	Starting monthly payment:	$387.57

Auction yield range:	11.04% - 22.09%	Estimated loss impact:	10.54%
Lender servicing fee:	1.00%	Estimated return:	11.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1999	Debt/Income ratio:	37%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	18 / 17	Length of status:	4y 10m
Credit score:	660-679 (Mar-2010)	Total credit lines:	41	Occupation:	Skilled Labor
Now delinquent:	1	Revolving credit balance:	$11,164	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	MacDeuce	Borrower's state:	Ohio	Borrower's group:	CWA and other Union Members
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	660-679 (Latest)
Principal borrowed:	$16,000.00	< mo. late:	0 ( 0% )	620-639 (Aug-2008) 600-619 (Jun-2008) 620-639 (May-2008) 600-619 (Mar-2008)
Principal balance:	$3,029.30	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
Almost There!
Purpose of loan:
Consolidate remaining debt into one payment.?

My financial situation:
I am a good candidate for this loan because I have a track record with prosper and all other creditors of being an on-time and valued customer.?
Monthly net income: $ 3000

Monthly expenses: $
??Housing: $?570
??Car expenses: $ 300?
??Utilities: $ 150
??Phone, cable, internet: $?80?
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $?150 (With consolidation with loan)
??Other expenses: $?400 (NEW PROSPER Loan if approved!)

I have successfully paid off my first Prosper loan.? I was so impressed with the service.? I currently have another loan that is active.? I am paying this debt off anyways, so why not help out my fellow community members.? You can benefit instead of the credit card companies!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448509
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1992	Debt/Income ratio:	3%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 5	Length of status:	7y 0m
Credit score:	680-699 (Apr-2010)	Total credit lines:	24	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$2,609	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	conocybe	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	760-779 (Nov-2009) 720-739 (Apr-2008)
Principal balance:	$583.86	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
tax man took all my $ !
Purpose of loan:
This loan will be used to pay my taxes

My financial situation:
I am a good candidate for this loan because I have never missed a prosper payment

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 535
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 174
??Phone, cable, internet: $ 50
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451683
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$290.98

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1997	Debt/Income ratio:	105%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	3y 2m
Credit score:	640-659 (Mar-2010)	Total credit lines:	8	Occupation:	Waiter/Waitress
Now delinquent:	0	Revolving credit balance:	$15,865	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	basis-driver	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Rate Credit Cards
Purpose of loan:
This loan will be used to pay off a high interest credit card.

My financial situation:
I am a good candidate for this loan because I have never had trouble making my payments, I just need a boost to get out of debt.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 615
??Insurance: $ 0
??Car expenses: $?0
??Utilities: $?35
??Phone, cable, internet: $ 50
??Food, entertainment: $ 260
??Clothing, household expenses $40
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451943
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	2y 0m
Credit score:	600-619 (Apr-2010)	Total credit lines:	4	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$754	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bigbadbrad	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	18 ( 82% )	600-619 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	4 ( 18% )	600-619 (Mar-2010) 700-719 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
grow business
Purpose of loan: The purpose of this loan will be used to buy a second set of air duct cleaning equipment. Having a second machine will help cut down on double booking, make us more reliable by having back up if ever we need it. Another plus is ill be able to expand and get more jobs.
My financial situation:
I am a good candidate for this loan because i have two major accounts American home maint. ,and chandler air. These two companies are major ac accounts and keep me more than busy enough for a second set of equipment.
Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 585.00
??Insurance: $ 120.00
??Car expenses: $400.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $200.00
??Credit cards and other loans: $ 75.00
??Other expenses: $ 100 random things
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452379
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	9 / 7	Length of status:	10y 0m
Credit score:	660-679 (Apr-2010)	Total credit lines:	23	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$46,757	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	extraordinary-wampum8	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
wedding
Purpose of loan:
This loan will be used to?pay for wedding?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 45.00
??Car expenses: $ 0
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452457
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$135.74

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1991	Debt/Income ratio:	36%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 14	Length of status:	10y 5m
Credit score:	680-699 (Mar-2010)	Total credit lines:	31	Occupation:	Scientist
Now delinquent:	0	Revolving credit balance:	$17,899	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	p2p-cake	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
The purpose of this loan is to consolidate my credit card debt.? I have used my credit cards more in the last couple of years as the cost of living has increased.? My current situation is more stable now.? I have had the same job at a university for over 10 years.? My current monthly bills include, mortgage, car insurance, truck payment, credit cards, utilities, gas and groceries.? My truck will be paid off this fall and I have no plans to get another vehicle until my credit card debt is paid off.? I have no plans for vacations or any other luxuries.? I hope you will consider me for funding.? Someday I hope to pay it forward.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$310.23

Auction yield range:	17.04% - 27.00%	Estimated loss impact:	26.57%
Lender servicing fee:	1.00%	Estimated return:	0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	13 / 12	Length of status:	0y 6m
Credit score:	660-679 (Apr-2010)	Total credit lines:	50	Occupation:	Sales - Commission
Now delinquent:	1	Revolving credit balance:	$24,049	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	15
Screen name:	triumphant-deal0	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Capital to update home for sale
Purpose of loan:
This loan will be used to update?the home that my parents lived in for 51 years.??We need to sell it and it needs carpet, paint and updated fixtures.?

My financial situation:
I am a good candidate for this loan because I have up to $500.00 per month available to repay between now and when the house sells.? The after repair value of this house is well over the $7,500 that I need to complete the repairs.? I'd like the money now, (as opposed to putting $500.00 in repairs monthly)?so I can complete all repairs quickly and get the house on the market for the spring.? My credit is not perfect but all major delinquencies are at least 6 years old.? My recent 6 year history is very good.? I plan to price the house to sell quickly and will then have the funds to repay the loan.
Monthly net income: $ 7,000-10,000

Monthly expenses: $
??Housing: $ 1500.00
??Insurance: $ 478.00
??Car expenses: $ 680.00
??Utilities: $ 140.00-250.00
??Phone, cable, internet: $ 199.00
??Food, entertainment: $ 750.00
??Clothing, household expenses $ 250.00
??Credit cards and other loans: $ 1200.00
??Other expenses: $ 750.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$239.75

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	5 / 2	Length of status:	3y 5m
Credit score:	660-679 (Mar-2010)	Total credit lines:	11	Occupation:	Postal Service
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Chervonda	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	660-679 (Latest)
Principal borrowed:	$4,600.00	< mo. late:	1 ( 3% )	540-559 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Truck FedEx Ground
Right now I am currently a FedEx Ground Independent Contractor that drives and delivers under FedEx Ground.? With the loan that I am desperately requesting I will be able to replace or repair my engine . Unfortunately I purchased and properly maintained a brand new International with a VT365 engine. Shocking news today, I was told I need to rebuild or replace the engine. I utilize this vehicle to financially support my family. For four years it has been a promising business allowing me to accomplish many goals. I have been able to purchase a home and buy, now own two cars. My yearly income has increased to about $80,000 and I would have no problem repaying the loan. I successfully paid off my first loan.Thank you for any help that you can provide.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$70.31

Auction yield range:	11.04% - 15.00%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1985	Debt/Income ratio:	16%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	9y 11m
Credit score:	680-699 (Mar-2010)	Total credit lines:	9	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$4,826	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	upright-nickel7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan: home improvements
My financial situation:
I am a good candidate for this loan because? I have been on my Job for almost ten years and at my address for 14 years.??I have perfect mortage history, and currently lease my car with a great pay history. I had a Bankruptcy 8 years ago,? since? then i have leased several cars,?obtained credit cards, and bought a home, and have not been late ever.? I did this in baby steps, all?by improving my credit.? The Bankruptcy was due to a failed business.?I paid down my visa by 6000, with using some of my savings. I?was never late.? This bank card was formerly Washing Mutual, who was taken over by Chase. Chase?closed my account, which lowered my credit score.? Google- chase closes cards, it happened to thousands who were never late.? My account was reopened after i contacted my Senator who contacted the Controller of currency.? They reopened it at my current balance, with that being my limit.This now shows that i'm close to my limit, still lowering my?score, but better then a closed account.??A victory for the little guy against the Big Corrupt banks
Monthly net income: $ 2400.00

Monthly expenses: $
??Housing: $ 512.00
??Insurance: $ 120
??Car expenses: $ 362
??Utilities: $ 80.00
??Phone, cable, internet: $ 65.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 85.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2000	Debt/Income ratio:	15%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	0y 4m
Credit score:	660-679 (Apr-2010)	Total credit lines:	6	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$18	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	computer_science000	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Tuition
Purpose of loan and my financial situation:

The purpose of this loan is for school. I work full time and make $1550 a month in addition to going to school full time. My job is very stable and in addition to my full time job I am in the National Guard and am provided with automatic payments of $862/month. I plan on putting 100% of this $862 towards repayment of my loan. I also am getting a bonus from the National Guard in the amount of $10,000 in July 2010. In the event that my loan is not fully paid off by that time my bonus will ensure that it will be paid in full. I live at home with my parents and subsequently pay no rent enabling me to put as much money as possible towards repayment of my loan.

Monthly net income: $1550

Monthly expenses:?(Live with?parents)
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $?100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452511
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$75.35

Auction yield range:	17.04% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	6	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	4 / 4	Length of status:	6y 1m
Credit score:	640-659 (Apr-2010)	Total credit lines:	6	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,609	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	turbine559	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ownerop
Purpose of loan:
This loan will be used to? insurance

My financial situation:
I am a good candidate for this loan because? weeklyincome

Monthly net income: $ 8,000
??Insurance: $ 700
??Car expenses: $ 390
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 2000
??Credit cards and other loans: $ 150
??Other expenses: $ fuel1800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452517
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	19.06%	Starting borrower rate/APR:	20.06% / 22.30%	Starting monthly payment:	$297.55

Auction yield range:	8.04% - 19.06%	Estimated loss impact:	6.64%
Lender servicing fee:	1.00%	Estimated return:	12.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1981	Debt/Income ratio:	22%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	12 / 11	Length of status:	3y 2m
Credit score:	800-819 (Apr-2010)	Total credit lines:	38	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$13,503
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	top-repayment-accord	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards And Taxes
About myself:

I am a 70yrs old mother of four adult children and five grandchildren. I was forced to raise my kids by myself as my husband died in the US Navy. It was hard all by myself but I always managed to pay my bills. Over the years I was able to save up enough to acquire a rental property which helps me supplement my retirement.

How I plan on using funds:

I am working on lowering my bills. Recently I have run up some credit card bills remodeling and improving the rental. These remodels were mostly put on credit cards with high interest rates. I would like to lower my high interest credit cards and get rid of them. I am also planning on using some of it for my property taxes, I was planning on deferring my taxes this year but the deferment program for seniors was suspended and it was to late to start an impound account. For the up coming year I have got my taxes reduced by filing for disabled veterans property tax exemption and I have signed up for a impound account with my mortgage company.

Ability to Pay:

I have never filed for bankruptcy nor had a house foreclosed upon. Over my 70 years I have faithfully paid all of my bills and I have never neglected to honor any of my financial agreements. If I make a bill I plan on paying it in full. I have two houses, my primary residence and my rental, both of which I have over 50% equity in. Recently two of my children have moved in with me, so that we can work together to pay some of our bills off. One is an aspiring Marine Biologist working on her Masters Degree and the other is an aspiring Financial Planner. Both of them are currently with out jobs but are actively looking for careers in their fields. When they find jobs they will pitch in rent to help me get my bills under control. This loan will not add much additional debt as I plan on paying off the higher interest rate cards and using the money which I use to use on their monthly payments for this loan.

My monthly income is:

Social Security: $1,445
Veterans Affairs Surviving Spouse Benefits: $1,194
Rental: $1,400
Total: $4,039
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452527
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	11.18%	Starting borrower rate/APR:	12.18% / 14.31%	Starting monthly payment:	$116.55

Auction yield range:	6.04% - 11.18%	Estimated loss impact:	5.18%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 12	Length of status:	4y 9m
Credit score:	720-739 (Apr-2010)	Total credit lines:	14	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$10,072	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	dudebrah	Borrower's state:	California	Borrower's group:	Socorro Capital Partners
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	720-739 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	760-779 (Sep-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
2nd loan! To reinvest in Prosper
Purpose of loan:
undefinedundefinedundefined This loan will be used to reinvest in Prosper. I?have over 7k invested in prosper and with this loan it will be up to 11k. That amount will work toward paying this loan. I was able to pay the first loan very quickly. This loan will take a little more time.
I have no problems paying my debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452529
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.72%	Starting monthly payment:	$47.97

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	6 / 4	Length of status:	0y 11m
Credit score:	720-739 (Mar-2010)	Total credit lines:	33	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$45,333	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	treasure-sanctuary9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payments for May expenses
Purpose of loan:
This loan will be used for my bills.?

My financial situation:
I am a good candidate for this loan because I am honest, ethical, a person who honors her words and integrity.? The money you?re lending to me is still your money so they need to be return to you as promised, otherwise it would be stealing.? Stealing or being ungrateful is not a behavior I would like to contribute to society.? ? My financial situation was good when I was still with a company last year.? When I have my business open September of 2009, it was a bit of a struggle before more promising activities are showing this year.? I was approved for a business loan but the terms were too unreasonable that I had to turn it down.? I have been using my personal funds and credit cards to fund my business to keep it running and paying for my personal expenses.? Now it is running low and needed your assistance until my client pay me middle of May.

Thank you?for your assistance during this time of need.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,430.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$653.25

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	1y 7m
Credit score:	660-679 (Apr-2010)	Total credit lines:	26	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$17,422
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	taco794	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my debt
Purpose of loan:
This loan will be used to?pay off my debt.

My financial situation:
I am a good candidate for this loan because?I am a responsible individual who had some setbacks in the past year. I was a Member Services and Ad Operations Manager at a dot com and was laid off in September 2008. My credit score is low because I missed one payment for each of my credit cards (auto-pay error). Because of that my interest rate was increased to 29.99% and my minimum payment increased by $300 a month. Plus I was charged late fees, my credit limit was lowered below my existing balance, therefore I was charged over-the-balance fees. Lastly, my inactive open credit cards were closed which lowered my credit score. Before and since that incident, I have always paid on time and more than the minimum amount.? I have cut down my living expenses considerably? cancelling internet access, reducing rent by moving into a room instead of an apartment, selling furniture and sleeping on an airbed. I am determined to improve my financial situation. This site was shared to me by my loving and supportive sister who used it to clear her debt. The monthly payment from this loan is approximately the same amount that I am paying now, except that instead of taking 34 years to pay it off with your help it will be paid off in 3 years, and the interest is going to you instead of the credit card companies. Please note, the below ?Phone, cable, internet? expense is $95 for my cellular service. This is the most cost-effective plan for me, as I do not have a home phone it is my only means of communication for job searching, volunteer work, and family. If you have any questions, please email me. I check my account at the local library 3 days a week. Thank you for your help.

Second Note: My username was randomly selected as taco794. I am actually more of a burrito eater....?

Monthly net income: $ 2,035

Monthly expenses: $
? Housing: $ 450
? Insurance: $ 27
? Car expenses: $ 30
? Utilities: $ 0
? Phone, cable, internet: $ 95
? Food, entertainment: $ 300
? Clothing, household expenses $ 50
? Credit cards and other loans: $ 604
? Other expenses: $ 330

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452541
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2007	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	0y 4m
Credit score:	660-679 (Apr-2010)	Total credit lines:	8	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$1,140	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	asset-arrow	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pruchase of a vechicle for family.
Purpose of loan:
This loan will be used to buy a vehicle so that my can get her a job and not have to suffer loss of income to take her to work at the same time i am then miss when our 8 month old daughter needs to go to the doctor for her check ups and shots. And this way we can start gaining more annual income, And make it to college on the days that we have college.

My financial situation:
I am a good candidate for this loan because I? never miss any payments to lenders, and I myself am a very reliable person.
Monthly net income: $ Around 1550

Monthly expenses: $
??Housing: $ 0.00 ????
??Insurance: $ 150.00
??Car expenses: $ 0.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 80.00
??Clothing, household expenses $ 40.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 60.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.48%	Starting borrower rate/APR:	8.48% / 8.82%	Starting monthly payment:	$157.79

Auction yield range:	3.04% - 7.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	22%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	4y 8m
Credit score:	800-819 (Apr-2010)	Total credit lines:	23	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$3,951	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	EBode22	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	62 ( 100% )	800-819 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	760-779 (Jan-2008) 760-779 (Feb-2007)
Principal balance:	$1,208.48	1+ mo. late:	0 ( 0% )
Total payments billed:	62
Description
Debt Consolidation
While going through school to become a Radiation Therapist I have collected minor credit card debt with high interest rates.? Now that I am a year and a half into my career, and working at a successful Cancer Center in South Florida, I would like to forget the financial struggles in which?I have incurred while reaching my goal.? Unfortunately due to the high interest rates set by my credit card companies I feel that there is no end in sight.? This money will clear me of my troubles and I can start saving a good some of money every pay check by taking this route.?Thank you for your consideration and I will be looking forward to your support.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1995	Debt/Income ratio:	19%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	17 / 17	Length of status:	3y 4m
Credit score:	640-659 (Mar-2010)	Total credit lines:	32	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$36,320	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	graceful-payment	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Capital One
Purpose of loan:
This loan will be used to? Pay off my Capital One Credit Cards.?

My financial situation:
I am a good candidate for this loan because?I believe?in paying my debts.?

Monthly net income: $ 4,200.00

Monthly expenses: $
??Housing: $ 1.100.00
??Insurance: $ 125.00
??Car expenses: $ 600.00????
??Utilities: $ 80.00????
??Phone, cable, internet: $ 40.00
??Food, entertainment: $ 125.00
??Clothing, household expenses $ 40.00
??Credit cards and other loans: $ 325.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452559
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1991	Debt/Income ratio:	96%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	17 / 16	Length of status:	0y 9m
Credit score:	720-739 (Apr-2010)	Total credit lines:	58	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$39,782	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	ultimate-truth8	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High Credit Card Percent Payoff
Purpose of loan:
This loan will be used to? help reduce my current debt situation.? I have prior student loans as well as credit card debt.

My financial situation:
I am a good candidate for this loan because? I pay my bills. I have, over the last 6 months, paid off three of my credit cards and I really want to clean up my debt. My goal is to be credit card free, high interest rates are abusive. My rates recently increased and raised my monthly payoffs making it extremely hard.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$207.21

Auction yield range:	17.04% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 4	Length of status:	5y 3m
Credit score:	720-739 (Mar-2010)	Total credit lines:	11	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$396	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	usergd182	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 96% )	720-739 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 4% )	720-739 (Feb-2010) 700-719 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Mainly improve credit score
To whom it may concern,

? I am taking out this loan for the main purpose of improving my credit score and the minor purpose of fixing up my family's recently purchased house. It is a great investment opportunity for you as there is no risk involved. I have a full time job as a carpenter making $25 an hour, have 2 savings accounts with over $7000 in them and am investing in a house in Des Plaines. I don't really have any expenses other than my insurance, cell phone and car payments. All of my other money I am either saving or putting into the house I am fixing up to sell.

??? I have only taken out 1 loan before and that had to be done with a cosigner because my credit was too light. The loan was for the 2007 Pontiac G6 that i recently purchased. I am about half way finished with paying that off but my credit remains very light and my score is only 700. I would like to be able to get a loan by myself and after paying off this loan my credit score should get a lot higher. Lending to this loan will help both of us out and be a great and safe investment for you.

Thank you for your time and help.

Sincerely
JMG

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452569
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	8%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	2y 6m
Credit score:	640-659 (Apr-2010)	Total credit lines:	18	Occupation:	Administrative Assi...
Now delinquent:	2	Revolving credit balance:	$7,996	Stated income:	$50,000-$74,999
Amount delinquent:	$75	Bankcard utilization:	32%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	15
Screen name:	adorable-treasure2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Payment and Credit Cards
Purpose of loan:
This loan will be used to (i) pay down the balance on my American Express card, which I recently used to pay for extensive yet necessary auto repairs; (ii) renew my auto insurance policy for a term of one year; and (iii) pay off my GE Money/Pay Pal Buyer credit card.

My financial situation:
I am a good candidate for this loan because I am employed by a company in a well-paying and secure position that I have held for 2.5 years and counting, and I currently live with my parents and do not pay rent or utilities.? It is this situation that has prompted me to gain control over my finances, as I am fortunate to make a good living and have wonderful parents who are allowing me the opportunity to live with them rent-free so I can eliminate my debt, increase my credit score and begin building a steady savings account.

Monthly net income: $ 3,300

Monthly expenses: $
??Housing: $ 0
??Insurance: $140 (this will be eliminated if my loan is funded)
??Car expenses: $ 421 (my car will be paid off in August 2011)
??Utilities: $ 0
??Phone, cable, internet: $ 65 (BlackBerry)
??Food, entertainment: $ 100
??Clothing, household expenses $ 100 (approximate - laundry detergent, cleaning supplies, etc...)
??Credit cards and other loans: $ 600 (this amount will be lower by approximately $50 if my loan is funded)
??Other expenses: $ 100 - $300 (gas, birthday/holiday gifts if applicable, etc...)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.93%	Starting borrower rate/APR:	22.93% / 25.21%	Starting monthly payment:	$386.73

Auction yield range:	8.04% - 21.93%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1991	Debt/Income ratio:	39%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 8	Length of status:	0y 1m
Credit score:	780-799 (Mar-2010)	Total credit lines:	47	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$19,856	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	green-sophisticated-bonus	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing touches on wine bar
Purpose of loan:
This loan will be used to pay final construction costs, purchase inventory and provide initial cash flow to open a coastal wine bar. I have invested over $45,000 of my own funds. Construction is 99% complete.

My financial situation:
I am a good candidate for this loan because I have kept my hard costs low. I negotiated an under-market 5-year lease. All construction work, interior design and furnishings have been heavily discounted through my personal relationships and resourcefulness. I have a team of industry experts who have provided their services through the SBDC - at no cost. Our location is in a tourist district and a popular destination for locals. Through word-of-mouth, we have almost 300 Facebook members and over 80 Twitter followers.
We have secured a beer/wine alcohol license and have a resale permit.
My business plan includes a monthly owner's draw, however, as I am keeping my full-time job, I can forgo the monthly draw. I have additional income from my rental property investments. I have hired a small staff who will provide excellent customer service and I will work a daily shift further protecting the investment.
Thank you for your interest.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 27.55%	Starting monthly payment:	$39.07

Auction yield range:	8.04% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Not employed
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	1y 8m
Credit score:	700-719 (Apr-2010)	Total credit lines:	3	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$940
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wealth-bliss6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Life expenses
Purpose of loan:
I need to pay off school tuition and I am running short on cash this month.

My financial situation:
I am a good candidate for this loan because I get an allowance and I have a part time job off the books.

Monthly net income: $ 1500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0????
??Phone, cable, internet: $ 0
??Food, entertainment: $?200/month
??Clothing, household expenses $
??Credit cards and other loans: $?150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452579
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,600.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	31.50%	Starting borrower rate/APR:	32.50% / 34.92%	Starting monthly payment:	$420.79

Auction yield range:	8.04% - 31.50%	Estimated loss impact:	9.26%
Lender servicing fee:	1.00%	Estimated return:	22.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1993	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Not employed
Enhanced (1-5):	3	Current / open credit lines:	8 / 6	Length of status:	0y 5m
Credit score:	760-779 (Mar-2010)	Total credit lines:	12	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$642
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	gaucho211	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Waste Removal Company
I first learned about the waste removal business in high school when I started working with friends who were former employees of companies such as Got Junk and Junk King. When I moved to Santa Barbara to attend college at the University of California, Santa Barbara, my friend and I acquired our own truck and began doing jobs which we advertised on Craigslist. Three years ago my partner turned our operation into an actual company, called Just Dump It. During those three years I worked as an employee for Just Dump It, providing quotes for customers and advertising the business as well as doing the actual waste removal. Four months ago I left Just Dump It, acquired my own truck and started doing jobs on my own. Since then, I have been receiving several job requests every month. Now my goal is to register my business as a legal company, purchase an additional truck, and hire five employees (there will be three people in each truck, for each job). From that point on I hope that the company will grow and perhaps reach a level similar to that of the highly successful companies, Got Junk and Junk King.

I strongly believe that my business will grow very quickly. Everyone has clutter and unwanted items, but few have the time or ability to dispose of it properly. Whether residential customers such as college students who are constantly moving and have little time to clean out their homes or a single mother in need of turning an unused storage room into a home office, there is a large demand for the service I provide.

I am a good candidate for this loan for several reasons. First off, I graduated from the University of California, Santa Barbara with a BA in business economics. US News & World Report ranked the school 42nd in the nation and Forbes ranked UCSB as being the 14th best public university in the United States for "getting rich," as judged by its students' median salaries upon graduation. I excelled in all of my upper division economics classes, averaging a 3.10 GPA (I have my transcript available to prove it). With the knowledge and experience I gained in college and in the real world, I strongly believe that I can achieve great success in the business world. In addition, I am very responsible when it comes to managing money and paying off debts. I am a realistic person and I am aware of the fact that not every business is successful, so even if my waste removal company does not reach the level of success I hoped for I still have the means to pay off the debt. Not only will I have assets (such as my work trucks) that I can liquidate very easily, but I also I have a degree from a reputable college so finding another source of income will not be a problem. That being said, based on my experience in waste removal over the past seven years, there aren't very many reasons why my company wouldn't be successful.

Thank you for checking out my listing and please don't hesitate to ask me any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452581
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.99%	Starting monthly payment:	$61.54

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	23%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 5	Length of status:	11y 6m
Credit score:	660-679 (Mar-2010)	Total credit lines:	32	Occupation:	Social Worker
Now delinquent:	1	Revolving credit balance:	$1,893	Stated income:	$50,000-$74,999
Amount delinquent:	$315	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	9
Screen name:	worth-titan3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills
Purpose of loan:
This loan will be used to pay off high interest bills and consolidate into one monthly payment.

My financial situation:
I am a good candidate for this loan because I am currently making pretty good money and I am reliable.? My goal is to pay off this loan in 6-10 months.? I guarantee that I will always make payments on time with no issues.? Please help.

Monthly net income: $4800

Monthly expenses: $2300
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452587
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1988	Debt/Income ratio:	39%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 11	Length of status:	4y 5m
Credit score:	700-719 (Apr-2010)	Total credit lines:	31	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$7,612	Stated income:	$75,000-$99,999
Amount delinquent:	$856	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	23
Screen name:	auction-titan2	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt
Purpose of loan:
This loan will be used to?pay off several credit cards and loans.?

My financial situation:
I am a good candidate for this loan because?I am very serious about getting my finances in order. A friend of mine whom?I have not seen in 9 years found me on facebook and he is a financial advisor. He recommended this site, and?I feel that things always happen for a reason. ?

Monthly net income: $ 4400

Monthly expenses: $ 5252
??Housing: $2762
??Insurance: $ 200.00
??Car expenses: $ 420.00
??Utilities: $ 305
??Phone, cable, internet: $ 250.00
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 815
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 15.61%	Starting monthly payment:	$33.21

Auction yield range:	4.04% - 11.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	9 / 8	Length of status:	9y 10m
Credit score:	720-739 (Mar-2010)	Total credit lines:	26	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$77,796	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kind-contract-dragster	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
finish rehab of single family house
Purpose of loan:
This loan will be used to? finish painting and repairing single family house I bought.? We are repairing it and selling it.

My financial situation:
I am a good candidate for this loan because? we used our own funds ( all cash) to purchase and rehab, have a buyer under contract, just need to finish the paint and minor repairs so we can close the deal.? I have rehabbed 14 properties over the past years.?? We finish our projects and have always repaid all of our loans.? We own our home free and clear ( it is under the name of my business LLC).? Just need cash to finish this project.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1986	Debt/Income ratio:	46%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 6	Length of status:	4y 10m
Credit score:	680-699 (Apr-2010)	Total credit lines:	39	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$2,153	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	17
Screen name:	foxy-fund545	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting out of debt!
Purpose of loan:
This loan will be used to pay off bills and start getting out of debt.

My financial situation:
I am a good candidate for this loan because I am trying to consolidate and get out of debt and manage my income better and not make anymore bad decisions.
Monthly net income: $ 4300

Monthly expenses: $3000??Housing: $ 1365
??Insurance: $ (added into housing)
??Car expenses: $ 646
??Utilities: $ 300
??Phone, cable, internet: $ 165
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 504
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452605
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.16%	Starting borrower rate/APR:	23.16% / 27.02%	Starting monthly payment:	$38.79

Auction yield range:	8.04% - 22.16%	Estimated loss impact:	7.02%
Lender servicing fee:	1.00%	Estimated return:	15.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1997	Debt/Income ratio:	9%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 7	Length of status:	2y 5m
Credit score:	680-699 (Apr-2010)	Total credit lines:	24	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$69,456	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	chicago13	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car maintenance
Purpose of loan:
This loan will be used to service and remove a few rust spots from our Chevy Cavalier Z24 convertable.

My financial situation:
I am a good candidate for this loan because I have a steady income and stable job working for a company that is doing well even in the current economy.

Monthly net income: $ 5100

Monthly expenses: $ 4870
??Housing: $ 1800
??Insurance: $ 150
??Car expenses: $ 150
??Utilities: $ 120
??Phone, cable, internet: $ 300
??Food, entertainment: $ 800
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 1000
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$572.86

Auction yield range:	17.04% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	21y 3m
Credit score:	800-819 (Mar-2010)	Total credit lines:	31	Occupation:	Sales - Commission
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$100,000+
Amount delinquent:	$490	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bonus-plasma	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Insurance Business Marketing
Purpose of loan:

Successful in insurance sales for over 6 years and 15 years in Mortgages. Starting own agency and looking for start up Marketing capital and Office Equipment.

My financial situation:
I am a good candidate for this loan because I have excellent credit and I have an interactive website. I am a Health, Life and financial services licensed insurance agency. I am looking to use the money for a office(Furniture and equipment) and for Marketing. I have been in the industry for almost 6 years at a big company. I am licensed through all the major insurance companies.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452611
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$256.19

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1999	Debt/Income ratio:	29%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	2y 11m
Credit score:	800-819 (Apr-2010)	Total credit lines:	27	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$8,108	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	banker9705	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards.

My financial situation:
I am a good candidate for this loan because i have never been late or missed a payment in 13 years.? i take pride in my credit score. i am a member of prosper and wanted to take advantage of lower interest rates. my credit score should speak for itself so bid with confidence i will not miss a payment or be late guaranteed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452617
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$904.31

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1989	Debt/Income ratio:	20%
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 11	Length of status:	0y 3m
Credit score:	720-739 (Apr-2010)	Total credit lines:	40	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$138,211	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	41%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	contract-uprising7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bridge Loan
Purpose of loan:
Bridge Loan needed to complete active, signed commercial construction sub-contracts. In the commercial construction industry a sub-contractor is required to "float" project expenses for up to 3months. I run a new firm that has successfully negotiated multiple contracts but there has not been adequate time to build up enough working capital to fund some larger active projects
My financial situation:
I have outstanding personal credit history. I have been in management roles within the construction industry for over 10 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452619
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,331.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$603.04

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1987	Debt/Income ratio:	23%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 11	Length of status:	17y 3m
Credit score:	680-699 (Apr-2010)	Total credit lines:	52	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$14,850	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	dollar-ladder	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unsecured and Cards
Purpose of loan:
This loan will be used to?
Consolidate unsecured Capital One Medical (Dental), and other high interest loans HSBC, Target, American General, Orchard Bank, SST,
My financial situation:
I am a good candidate for this loan because?
Income resource employment legnth, credit consistently maintained after 2000 bankruptcy after hospitalization from chronic condition and improved financial position resulting from removal of bankruptcy 2010?????????

Monthly net income: $ 5700????

Monthly expenses: $
??Housing: $ 1227? (PITI)???

??Insurance: $
??Car expenses: $ 322
??Utilities: $ 230
??Phone, cable, internet: $ 120
??Food, entertainment: $ 450
??Clothing, household expenses $ 320?
??Credit cards and other loans: $ 924
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452623
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$167.27

Auction yield range:	11.04% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	11 / 10	Length of status:	2y 5m
Credit score:	740-759 (Apr-2010)	Total credit lines:	16	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$20	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	vivacious-euro	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down Payment House/Home Improve
Purpose of loan:
This loan will be used to? purchase home/home improvement

My financial situation:
I am a good candidate for this loan because? Credit Score 750, 25,000 Available Credit with no balances being carried, Own 08 Toyota paid off book 21,000,??? Have over 25,000 Cash In Bank Available, Licensed Fl Certified Specialty Contractor, EPA 608, ICC Residential Building Inspector.? I have title on 2002 Fleetwood Doublewide Manufactured valued at 40k paid off, low expenses $200 lot rent.? I have income, just need a little help with a cash purchase house as I have 75% of what I need to buy/fix, don't want a mortgage.? Can pay back 30 days- 12 months, looking for at least 1,500-10,000, depending on time of loan and available rates.? I would like to Pay less then 18%?if possible, but might go higher.? Please any suggestions or help much appreciated.? I have excellent credit!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452631
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,170.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.54%	Starting borrower rate/APR:	30.54% / 32.93%	Starting monthly payment:	$92.76

Auction yield range:	11.04% - 29.54%	Estimated loss impact:	10.74%
Lender servicing fee:	1.00%	Estimated return:	18.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	46%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 9	Length of status:	2y 11m
Credit score:	640-659 (Mar-2010)	Total credit lines:	31	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$39,315	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	handy-dedication	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Income Tax & Small Home Improvement
Purpose of loan:
The purpose of this loan is to:
a) Pay a small amount of income tax owed due to my divorce in 2009 (I must now file as single with no dependents);
b) Make minor home improvements?prior to?the house?selling/closing?on?April 30th;

My financial situation:
I have a very good paying Information Technology (Networking) job. I will also be?selling my home on April 30th which will allow me to obtain approximately 14,000 in equity that I can use to?repay this?and other debts.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452635
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$297.16

Auction yield range:	17.04% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2005	Debt/Income ratio:	27%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	3y 7m
Credit score:	740-759 (Mar-2010)	Total credit lines:	15	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$1,072	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	inspired-rupee2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Old credit cards to be paid off
Purpose of loan:
This loan will be used to pay off old debt from about 6 years ago.?All student loans are taken care of and paid off in full.?ALL recent wedding expenses are also taken care of. Now we are going to take care of?old credit cards and personal loans from years ago.

My financial situation:
I am a good candidate for this loan because I have a stable career and job security. I have never been late on a payment and pay all my bills before I go out anywhere, including the movies. I get paid once a month with my salary, and then every other week I get an extra couple hundred for overtime. My bills are as follows:
Mortgage & Ins:?$890
Auto Loan & Ins: $455
Utilities: $150
Cable & Phones: $200
Gas & Groceries: $300
Life Ins & Retirement: $100 (I also have a seperate retirement plan the State gives me as an employee...this one is just a side one)
My credit cards are used for gas and groceries (and are paid in full at the end of every month so I don't pay interest).

The wife also brings in about $900 a month
My salary & OT a month is close to $3000

As you can see, my stuff is in order...it's just hard trying to pay all of my wife's old debt off without a little help. The companies won't allow us to pay a little at a time without still charging interest because they are idiots. So we need this check to pay in full, then we will pay you all interest. We are doing this because we want to buy a second home, but it's impossible with her credit as bad as it is...with all debts paid, then I will help her get her credit up where mine is and we will be good to go. Thanks and HAPPY BIDDING!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452637
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$235.15

Auction yield range:	17.04% - 17.05%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1996	Debt/Income ratio:	10%
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 5	Length of status:	2y 8m
Credit score:	760-779 (Apr-2010)	Total credit lines:	35	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,625	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	geekguy	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 4	On-time:	12 ( 100% )	760-779 (Latest)
Principal borrowed:	$15,596.00	< mo. late:	0 ( 0% )	760-779 (Oct-2009) 720-739 (Aug-2007) 700-719 (Jan-2007) 760-779 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Engagement Ring Purchase
Purpose of loan:
To transfer the $6,280 I spent on my engagement ring to my prosper account. As you can see with my past loans, I always pay off my loans on time and ahead of the final payment date. I recently checked my Experian and had a 814 credit score.

My financial situation:
I've borrowed money from prosper several times and already paid the loans back. I've borrowed money for credit card payoff last year,? a computer the prior year, and for furniture several years ago all with prosper and and paid each of them off. I'm also a prosper lender, I currently have about $1,300 in my own loans out to prosper members. I will more than likely pay this loan off this year and I like to finance my larger purchases. I have over $39,330 in stocks invested in my Etrade account and

Monthly net income: $ 5866

Monthly expenses: $
??Housing: $ 1140
??Insurance: $ 139
??Car expenses: $ 685
??Utilities: $ 100 +/-
??Phone, cable, internet: $ 150 +/-
??Food, entertainment: $ 500
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 300
? Discretionary spend: $ 1000 +/-

Total Outlays: $4,116
Leftover: $1,320 (Savings & Investments)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 12.93%	Starting monthly payment:	$31.98

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	6%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	8y 3m
Credit score:	760-779 (Mar-2010)	Total credit lines:	40	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$2,789
Amount delinquent:	$1,665	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	gdpent1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used?to pay low balances off.?

My financial situation:
I am a good candidate for this loan because I got a raise and already started making some headway.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$311.77

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1989	Debt/Income ratio:	15%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	17 / 15	Length of status:	3y 2m
Credit score:	660-679 (Mar-2010)	Total credit lines:	33	Occupation:	Tradesman - Electri...
Now delinquent:	1	Revolving credit balance:	$3,077	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	17
Screen name:	heirophant	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan For My Wedding
Purpose of loan:
This loan will be used to?Finance my wedding to a wonderful woman, Carley. I am very excited to spend the rest of my life with her.

My financial situation:
I am a good candidate for this loan because?I have had no lates, collections, or other negative marks on my credit since 2006. I have no outstanding collections and everything on my credit report is current. My credit report shows 1 delinquincy, but amount owed as $0. This is because in 2004, Bank of America sold my credit card collection to a collection agency, which I paid, but never updated the status of the delinquincy to paid. So, I do not have any bad or outstanding debt and I am not the person I was in 2004 when I got into some financial trouble. I have a good-paying job as a technician for the largest telecommunications company in Alaska. I pay all my bills on time and would never let that happen again. I was very credit-naive back then. I have improved my credit drastically as you can see in my credit score.

Monthly net income: $ 3000

Monthly expenses: $ 2200
??Housing: $500
??Insurance: $200
??Car expenses: $100
??Utilities: $100
??Phone, cable, internet: $0 - I work for a telecom company
??Food, entertainment: $500
??Clothing, household expenses $300
??Credit cards and other loans: $500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452653
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1989	Debt/Income ratio:	10%
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	9y 10m
Credit score:	680-699 (Apr-2010)	Total credit lines:	45	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$5,207	Stated income:	$75,000-$99,999
Amount delinquent:	$11,377	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	37
Screen name:	ZANTHONYS_MOM	Borrower's state:	Missouri	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF FINAL CREDIT CARD
Purpose of loan:
My financial situation:
1.? I would use a new Prosper loan to pay off my last credit card (29% interest),?obtain a lower monthly payment, and save money.? I would have?it taken directly out of my account on said date each month.??
2.? It would help me to rebuild my credit to a higher score.?
3.? I would prefer?providing a nice rate of return to Prosper investors?than to credit card/loan companies and subsequently establish myself as a quality Prosper?borrower.??I am worthy of the loan because even though I had some trouble over the last couple of years with?medical expenses, etc.,?I?never considered bankruptcy, and never gave up.? I have become very frugal with household expenses, reduced my child care costs, etc. to save money each month.? I believe that I have worked for too many years to establish a solid credit history to turn back now.? I am committed to fulfulling all of my financial obligations and getting my credit rating back to what it was before my troubles started.?
4.??I would like to be a quality borrower and when I am able, I?would like to become a lender and take advantage of these fantastic rates of return myself.

Monthly net income: $ 4283.00

Monthly expenses: $?
?Housing: $?1190.74????Insurance: $??140.00?Utilities:???
?Phone, cable, internet: $ 0.00 included in above utilities
?Food, entertainment: $?250.00
?Clothing, household expenses $?250.00?
?Other expenses: $ 417.00?car??
I would like to pay off my last credit card $4321 with a Prosper loan.? The current payment is $272.? I have a portion of it?now.? I would like to borrow the difference to pay off this month instead of over the next several months.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452655
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	1y 0m
Credit score:	700-719 (Apr-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$11,281	Stated income:	$0
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Traderising	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 95% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	1 ( 5% )	680-699 (Jun-2008)
Principal balance:	$7,567.47	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Unpaid air hostesses protest, strip
It's true.? Flight attendants owed up to nine months' wages by a Spanish airline posed nude to draw attention to their plight--but what does that have to do with lending working capital to a business that makes trading software?? It's simple, read on as I explain ...

I have worked on the business full-time since March ?09.? I have no reportable income because I have not yet paid myself a salary from the business?no point because I would have had to pay additional taxes on my own money.? I spent $87,000 in the year since leaving my full-time job.? That includes costs and expenses related to the business and my own personal monthly expenses.

I have great credit and have never missed a payment.? I have invested a massive amount of personal capital and energy getting the business to this point.?

I am a current CFA program candidate with a solid grasp of corporate finance.

.... continued on our web site due to lack of space
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452659
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$109.97

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2008	Debt/Income ratio:	14%
Basic (1-10):	4	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	1 / 1	Length of status:	0y 9m
Credit score:	640-659 (Mar-2010)	Total credit lines:	10	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$6	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	green-commerce-festivity	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need New Engine
Purpose of loan:
This loan will be used to buy a new engine for my car.?I own a Honda S2000 and my engine hydrolocked. I need a new engine ASAP. It is the only car i own and it is truly a necessity. I Currently work full time and go to school part time so i really rely on my car.

My financial situation:
I am a good candidate for this loan because i work full time and don't really have any debts other than a school loan and my car loan. So far i have never made a late payment. It?his hard for me to get credit because i am a 20 year old with just a little bit over a year of credit history.

Monthly net income: $ 2,200

Monthly expenses: $
??Housing: $ 300
??Car expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452665
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1984	Debt/Income ratio:	14%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	9y 10m
Credit score:	660-679 (Apr-2010)	Total credit lines:	28	Occupation:	Civil Service
Now delinquent:	11	Revolving credit balance:	$2,560	Stated income:	$25,000-$49,999
Amount delinquent:	$1,998	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	aggresive-listing4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards of 28%
Purpose of loan:
I have a 2003 Chrysler PT?Cruiser?whose transmission has gone out 3 times!! Becasue of paying $2,000 a pop on my credit cards,?the balances of my Washington Mutual credit cards got kind of high. Washington Mutual was later bought by Chase Bank and my interest rate then went from 12% to 28%!!!! I am current on my credit cards but the finance charges are eating alive.

My financial situation:
I am a good candidate for this loan because I am current on my debts?but I would like to just pay, and keep track of, only 1 bill each month.
Monthly net income: $1,200.00 paid bi-weekly ($2,600.40/month) <- Sorry, I do these calculations all day long at work!!!
Monthly expenses:?
Car expenses: $100.00 (I bought a 2nd car from my brother)?
??Housing: $300.00
??Insurance: $60.00
? Marina Fee's for a boat I am trying to sell: $460.00
??Car expenses: $100.00
??Utilities: $0.00
??Phone, cable, internet: $50.00
??Food, entertainment: $100.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$429.74

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1988	Debt/Income ratio:	14%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	4y 9m
Credit score:	680-699 (Apr-2010)	Total credit lines:	31	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$499	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	bold-sensational-order	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dental Implants
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $ 1376
??Insurance: $ 100
??Car expenses: $ 200
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452677
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$123.09

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1992	Debt/Income ratio:	27%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 6	Length of status:	23y 7m
Credit score:	680-699 (Apr-2010)	Total credit lines:	42	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$10,584	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	benefit-galleon	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit
Purpose of loan:
This loan will be used to? consolidate some smaller debt to avoid some interest as I shore up my finances

My financial situation:
I am a good candidate for this loan because?my credit history is better than my credit score. I am paying my debt off.?

Monthly net income: $3200.00

Monthly expenses: $
??Housing: $ 600.00
??Insurance: $ paid by spouse
??Car expenses: $ 389.00
??Utilities: $ paid by spouse
??Phone, cable, internet: $ na
??Food, entertainment: $ 600.00/mo
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 400.00/mo
??Other expenses: $ 400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452679
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 31.34%	Starting monthly payment:	$41.03

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2008	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	3	Current / open credit lines:	2 / 1	Length of status:	0y 5m
Credit score:	680-699 (Apr-2010)	Total credit lines:	3	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	top-justice-warrior	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to pay car payment
Purpose of loan:
This loan will be used to? pay off my car????

My financial situation:
I am a good candidate for this loan because? I am a responsible hard working college student and will all of my payments

Monthly net income: $ 600

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 178.18
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452683
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	23.02%	Starting borrower rate/APR:	24.02% / 27.90%	Starting monthly payment:	$39.24

Auction yield range:	8.04% - 23.02%	Estimated loss impact:	7.05%
Lender servicing fee:	1.00%	Estimated return:	15.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 9	Length of status:	2y 7m
Credit score:	640-659 (Apr-2010)	Total credit lines:	15	Occupation:	Chemist
Now delinquent:	0	Revolving credit balance:	$18,788	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	worthy-payout6	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Help Paying Medical Bills
Purpose of loan:
This loan will be used to?I had surgery about two weeks ago and this loan is going to help payoff those loans and help with income this month (I had two take two weeks unpaid vacation around the surgery).

My financial situation:
I am a good candidate for this loan because?I have always managed credit responsibly and I believe I will have this loan repaid well before three years. Ideally I would like to have it paid off within the next 6 months!

Monthly net income: $3800

Monthly expenses:
??Housing: $500
??Insurance: $100
??Car expenses: $261
??Utilities: $50
??Phone, cable, internet: $50
??Food, entertainment: $ Varies
??Clothing, household expenses $100
??Credit cards and other loans: $200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452685
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	7y 7m
Credit score:	700-719 (Mar-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$11,982	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	safe-integrity9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start a trading Company
Purpose of loan:
This loan will be used to? I have been researching various trading services and trading programs to trade my account and want to use investor funds to trade large amounts. Most service I have found average between 3% a month to 30%. Some daytrade and some swingtrade. I willl create a webpage to post the historical results soon. It will be in my profile. I will then recruit investors with higher risk tolerance and split the profit with them

My financial situation:
I am a good candidate for this loan because? The money will help start the investment and one that I have found has made 5000% in two and a half years.

Monthly net income: $ 1000

Monthly expenses: $ 1700
??Housing: $ 390
??Insurance: $ 70
??Car expenses: $ 160
??Utilities: $
??Phone, cable, internet: $ 25
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452695
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$108.57

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	4 / 2	Length of status:	12y 3m
Credit score:	680-699 (Mar-2010)	Total credit lines:	21	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$627	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	15
Screen name:	ebluemountain	Borrower's state:	NorthCarolina	Borrower's group:	Apple User Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (May-2009) 640-659 (May-2008)
Principal balance:	$1,977.04	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Inventory Boost for eBay Store
Purpose of loan:
This loan will be used expand my eBay store with books, watches and home items like fine clocks as well as continually adding new items I make. I am trying to diversify to attract more traffic and sales. Jewelry sales are slow at this time of year so I am applying seasonal info to the stock. I am expanding and leveraging my inventory with the new auction format on eBay. I have wholesalers in place to work with and have already added 50 Jewelry books, some watches and next clocks and unique fine quality home gift items. I have a perfect 100% rating after 9 years online. I will also continue to update and increase my silver and light weight gold inventory by adding from my gemstone sources as a small scale wholesaler myself, to the trade.? www.emasterjeweler.com.? Visit my store! Buy something while your at it if you like what you see! My financial situation: things are tight. Consulting is slow. I pitched a big company last week and it went very well. I will hear on that over the next two weeks. So good things going on, I am also selling 4k in collectibles on craigslist.com and on eBay starting this week to help get my small war chest going which this small loan will contribute to, diversifying my online inventory . I have good credit over 680 considering? I was in a bad car wreck a few years ago and couldn't work for 6 months. That's when Prosper helped me the first time, so that's why my credit got hurt years back. We have been straight & on time ever since . Sometimes bad things happen to good people, This extra inventory will help general an anticipated forecast rate of 3XROI or in plain English 3X? investment over the next 6-8months, by rolling up traffic and sales through the xmas season to a broader market!.

I am a good candidate for this loan because?I have successfully shown with my improving credit and loan payments I maintained the current loan from prosper no problem and have been making money. I am a business expert so I what for others I do for myself, which includes using prosper instead of Credit cards. Applying these funds will help us grow that much more this year!? VISIT my store at www.emasterjeweler.com and my consulting site www.bluemountainconsultant.com. A side note,? my wife has a full time job as well so we are stable. First job in 10 years for her,. So you can see, you wont go wrong on this business loan! I would rather go this route instead of a bank credit card which isn't hard to get for this amount. Thanks for the support!

Monthly net income: $ 3200

Monthly expenses: 2700$
??Housing: $1100
??Insurance: 200$
??Car expenses: 200$
??Utilities:300 $
??Phone, cable, internet: 110$
??Food, entertainment:300 $
??Clothing, household expenses 150$
??Credit cards and other loans: 800$
??Other expenses:100 $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452701
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$130.66

Auction yield range:	17.04% - 31.00%	Estimated loss impact:	20.82%
Lender servicing fee:	1.00%	Estimated return:	10.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1985	Debt/Income ratio:	44%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	2y 0m
Credit score:	620-639 (Mar-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$10,340	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Butterfly45	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	620-639 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	600-619 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Paying for Bachelor's Degree
Purpose of loan:
I withdrew my?previous loans due to lack of bids and increased the interest on this request.? This loan will be used to complete my Bachelor's Degree in criminal justice.? I have already completed my Associate's Degree.

My financial situation:
I am a good candidate for this loan because this will be my second loan on Prosper - I paid off my first loan with no problems or late payments.

Monthly net income: $ 1,100

Monthly expenses: $
??Housing: $ 225
??Insurance: $ 46
??Car expenses: $
??Utilities: $ 60
??Phone, cable, internet: $ 80
??Food, entertainment: $ 60
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300
??Other expenses: $ 50
(some expenses shared with roommate.)

Thank you!!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452707
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.93%	Starting borrower rate/APR:	21.93% / 24.19%	Starting monthly payment:	$267.08

Auction yield range:	8.04% - 20.93%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1991	Debt/Income ratio:	41%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	10 / 9	Length of status:	12y 8m
Credit score:	760-779 (Apr-2010)	Total credit lines:	28	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$32,019	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	the-value-producer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off 401k loan
Purpose of loan:
This loan will be used to?payoff my current 401k loan I? will retake the 401k loan an pay you the lender back with in 30 days thanks.?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452713
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$246.10

Auction yield range:	11.04% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	1y 6m
Credit score:	740-759 (Apr-2010)	Total credit lines:	5	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$199	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	commerce-cologne	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay down my wife's credit card that has an interest rate of 25.24%? Me and the wife have been paying down all of our bills because we want to apply for a home loan in February 2011.? Although her monthly payment is $200 per month.? $140 of that goes to interest.? Which is throwing money out of the window.

My financial situation:
I am a good candidate for this loan because both my wife and?I have a good history of paying our bills on time.? We dont have any collections, judgments, bankruptcies, etc....
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452719
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$280.36

Auction yield range:	11.04% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	3	Current / open credit lines:	9 / 9	Length of status:	3y 3m
Credit score:	700-719 (Apr-2010)	Total credit lines:	11	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$44,066
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	statuesque-finance126	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my cards cards!!
Purpose of loan:
This loan will be used to pay off my credit cards before applying to grad school.

My financial situation:
I am a good candidate for this loan because ever since my first credit card, I have never skipped a payment, I have never been delinquent or even late. I am adamant about paying off some of my debt before even applying to graduate school. I have been in school for the past 3 years and now that I am almost finished with my pre-requisite courses, I will now have time to work. I am currently job-hunting.

Monthly net income: $2100.00

Monthly expenses: $
Rent: $700
??Car expenses: $50-70 per month for gas
??Phone, cable, internet: $ 60 for cell phone, $40 for cable/internet
??Food, entertainment: $100 for groceries/food
??Clothing, household expenses $100 for school expenses, coin laundry, pet supplies

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452725
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.53%	Starting borrower rate/APR:	21.53% / 23.79%	Starting monthly payment:	$379.48

Auction yield range:	8.04% - 20.53%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	13.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1979	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 10	Length of status:	17y 8m
Credit score:	800-819 (Mar-2010)	Total credit lines:	33	Occupation:	Teacher
Now delinquent:	1	Revolving credit balance:	$20,864	Stated income:	$50,000-$74,999
Amount delinquent:	$1,198	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bonus-crescendo	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating
Purpose of loan:
This loan will be used to consolidate some personal debt.? Although my husband and I pay our joint accounts in full each month, I do have a few separate items I would like to consolidate into one monthly payment with a fixed rate.? In addition,?I am looking for an alternative to a credit card the two I have unjustly raised my rates.? I would to pay everything off in the fixed timeframe set by Prosper.

My financial situation:
I am a good candidate for this loan because I have exceptional credit history- I have never been late and maintain a great credit profile.? As you can see,?my score is in the 800 range.? The current delinquent amount is incorrect.? I disputed something on a bill?and am waiting?removal (the delinquency has been removed and is evidentally not updated yet).??I have been employed for approximately 17 years at the same enitity.? Finally, my ability to pay is demonstrated in that, should the situation warrant it, my husband's income is more than suffiicent to pay all our basic bills.? Therefore, if necessary, I could apply all my income toward this loan.? Breaking down specifically, our monthly bills include a gas card and credit we pay in full each month (no more than $1500-$2000 as we put all expenses on earnings credit cards) and a mortgage of $1400.? Our total income is over $125,000/ year (monthly bring home about $6500 combined as we put money into IRA/401k).? That leaves around $5100/month in our most expensive months to pay this Prosper loan.? Of course, my income alone is sufficient in that I bring home around $3800/month.? Based upon these numbers, I can obviously afford the payment.? Again, I am looking for a personal alternative to credit cards to pay this down as this is separate.? The current payments on the cards are actually more than the Prosper loan payment would be.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452731
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$282.56

Auction yield range:	8.04% - 20.00%	Estimated loss impact:	7.47%
Lender servicing fee:	1.00%	Estimated return:	12.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1997	Debt/Income ratio:	38%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	4y 8m
Credit score:	760-779 (Apr-2010)	Total credit lines:	22	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,249	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	yield-friend	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards
Purpose of loan:This loan will be used to pay off a large amount of my credit card debt. My husband and I and looking to keep moving forward. I will be using this loan to pay off one of the cards in full and over 1/2 of a second.

My financial situation:I am a good candidate for this loan because I work a full time job that I have been at for over five years. I have made some huge strides on my credit cards in the past few years and I really want to get rid of them all together. The interest rates have just gone out of control even for someone who makes their payments. We just paid one off that hiked our rate over 10% and that was with "excellent standings" with them. I thank you for taking the time to review my listing and I thank you for helping my husband and I take care of this debt.

My goal is to pay this off with higher payment than the expected amount each month. Have a great day.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452737
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1981	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	6	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	6 / 5	Length of status:	4y 0m
Credit score:	660-679 (Apr-2010)	Total credit lines:	11	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$90,967	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	marketplace-maestro	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
carpet and tile
Purpose of loan:
This loan will be used to?replace old carpet and tile

My financial situation:
I am a good candidate for this loan because? my financial and credit rating is good

Monthly net income: $ 16,000

Monthly expenses: $ 12,000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452743
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	36%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 8	Length of status:	2y 9m
Credit score:	640-659 (Apr-2010)	Total credit lines:	18	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$69,664	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	red-urbane-compassion	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff a credit card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452761
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$207.85

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2002	Debt/Income ratio:	11%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	21y 0m
Credit score:	680-699 (Apr-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,936	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	elbee252	Borrower's state:	Virginia	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off dell, fingerhut, loan
I am a? 57? year? old? African American female, divorced for? 4? years, 3 grown adult sons,? ages 37, 25 and 26. My 25 year old has received his Associate degree in Computer Electronics. He will then be a junior studying for his bachelor?s degree; 3 beautiful grand daughters, ages 10 years, 8 years and 6? years..?

??I have been with my current employer, employed as a Computer Operator? for 21+? years. I may be receiving a promotion in a few weeks, but that?s to be determined ..?A? few years ago, due to extentuating circumstances,? I got behind in my mortgage payments of a house I purchased which started a domino effect on the rest of my bill payments. That house has been sold.?? But things have greatly improved since 2001. I filed a chapter 7 bankruptcy in 2004,? which was totally discharged and can be easily verified; but since found that It was not needed. My credit problems could have been solved through debt consolidation.... I have since then purchased another home of which I made on time payments for 21 months, which can be easily verified. I recently have had some delinquencies that occurred due a utility bill that wasn?t paid during a tendancy in the rental property that I owned, that wasn?t paid? I?m currently making partial payments and am down to one more payment and it? should be resolved.. I?m not aware of any other delinquencies.

I'm asking for a chance to prove myself and to get my credit scores up to where they should be. If you bid on my listing I promise that I will not let you or my team down. Making my payments on time will be my top priority each month, I sincerely promise you that and as you can see from my financial details, I will have the money to do it.$1400 toward credit card, $1000 will go towards a personal loan, $1450 Dell Financial, $1150 towards?Fingerhut and payday loans?.? For a total loan request of $5,000.

HERE ARE MY MONTHLY FINANCIAL DETAILS:

Net income after payroll deductions from all sources: $ 2800

Mortgage/Rent: $ 525
Phone: $165
Gas: $?150
Electricity: $ 95
Car Loan and Operating Expenses: $ 146
Food: $ 150
Insurance: $ 134
Cable/Internet: $ 107.00
Clothing $ 50
Credit cards and loans that won't be paid off with my Prosper loan: $ 0
Other: $ 50?
Total Monthly Expenses : $ 1572.00

I will have $1228.00 left which is more than enough to make the payments on my Prosper loan.
?As you can see, I am determined to get back on track with my finances. If given? the chance, my credit score will show a great improvement by the time?this loan is paid off ....
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452767
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$655.98

Auction yield range:	11.04% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	34%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	19 / 18	Length of status:	2y 6m
Credit score:	700-719 (Apr-2010)	Total credit lines:	31	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$69,378	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	generosity-excellence294	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	720-739 (Sep-2009) 700-719 (Oct-2008)
Principal balance:	$3,868.41	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Exclusive product inventory
Purpose of loan:
I have a contract with a niche sport premium clothing manufacturer to design, test and promote a safety line of clothing for a niche sport incorporating proprietary impact absorbing material that was used in the 2010 Olympics. Early prototypes are already constructed and my wife has a waiting list of people who have seen our testing athletes using the safety clothing and want to buy a pair. Every item of clothing the manufacture sells through existing channels (stores and manufacturer's site) containing the impact absorbing material will earn my business a percentage and I also have a reseller license to directly sell the products through in person sales and my own internet site. Direct sales earns about $90 per pair to my company.

I require the funds to order the impact absorbing material the manufacturer will incorporate into the clothing line and to pay for inventory that my family will direct sell. I also require funds for marketing materials and to build my site up. My share of material costs will be approximately $9,000 to get an initial minimum order of impact absorbing material to produce 1000 finished products, $2,000 to build a web site and the remaining $4,000 will be used for labeling/marketing/promotion to new stores and directly to athletes. Actual finished product inventory will be constructed in smaller runs and we will use revenue from those sales to fund other aspects of the business.

My wife and daughter have been in this business for 12 years and will run the business during the week while I will sell at competitions and on weekends.

My financial situation:
I am a good candidate for this loan because my income and payment history proves I am a highly skilled entrepreneur/sales person and I always pay my bills on time. I do have a high amount of debt that is partially a result of my daughter who was born with a heart condition. My family relocated across the country for her to be born under the best care and are blessed to have spent 5 months with her. She is now in heaven watching over us.

My debt is scheduled to pay down within the next 5 years maintaining the current payments

Monthly net income: $ 13750 salary

Monthly expenses: $
??Housing: $ 1261
? Car expenses: $ 751?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452771
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$324.46

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2000	Debt/Income ratio:	8%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	4y 10m
Credit score:	720-739 (Apr-2010)	Total credit lines:	7	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$16,263	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Jrod718	Borrower's state:	NewYork	Borrower's group:	AAA LGBT Families helping LBGT Families
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting married in the fall
I am a current prosper lender, and I need to pay some vendors for my wedding coming up in November. Thought this would be interesting to try from the other side for a change!

I work for a real estate developer, and my compensation tends to be skewed towards year-end. Don't get me wrong -- I can repay this loan comfortably with my regular salary, but I have some short term wedding expenses that I need to take care of before my year end bonus, and this will help things run more smoothly.

Monthly income: $3,950 after taxes
less:
Retirement contribution: $460
Rent (my share): $675
Food and entertainment: $1,100
Student loan payment: $125
Misc: $400
Savings: $700 plus surplus at month end (usually around $1000 total)

(Does not include my fianc?'s income, which brings our household monthly gross income to about $5500)

I do have some credit card debt in the short term (mostly wedding related) which I will be paying off soon.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452773
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$186.87

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	11y 10m
Credit score:	660-679 (Mar-2010)	Total credit lines:	36	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$639	Stated income:	$25,000-$49,999
Amount delinquent:	$1,243	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	19
Screen name:	sparky03	Borrower's state:	Missouri	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,900.00	< mo. late:	0 ( 0% )	620-639 (Sep-2008) 600-619 (Aug-2008) 600-619 (Jul-2008) 640-659 (Sep-2007)
Principal balance:	$1,036.86	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Proven Borrower
Purpose of loan:
I would like to consolidate the rest of my Prosper loan, pay a doctor loan, pay my family members that have helped me out, and finish up some home improvement projects.? Of the expenses listed below, the only thing that is shared is the daycare.? I cover the rest in full.

My financial situation:
I am a good candidate for this loan because I have been current on every payment so far with my first loan and will continue to improve my credit score.
Monthly net income: $ 2800

Monthly expenses: $
??Housing:? $800
??Insurance: $ 170
??Car expenses: $385
??Utilities: $ 250
? Gas: $100
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
? Credit cards and other loans: $ 215 (Prosper and my CC)
? Daycare: $525

Thanks for taking a look.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452785
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$220.28

Auction yield range:	11.04% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2008	Debt/Income ratio:	14%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	10y 3m
Credit score:	700-719 (Mar-2010)	Total credit lines:	6	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$5,486	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	32%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wampum-cheetah8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding etc.
Purpose of loan:
??Im?getting married?soon?and need some cash to help with the abundance of expenses.?

My financial situation:
I pay my bills on time, and would have no problem making payments on this loan.? I own my car, and have no other obligations excluding monthly bills (rent, etc.).

Monthly net income: $ 2700 (Fluctuates slightly, $200-300 +/-)

Monthly expenses: $ 1365 excluding debt payment
??Housing: $ 800
??Car expenses: $ Own my car
??Utilities, Phone, cable, internet: $?165?
??Food, entertainment: $ 300?
??Credit cards and other loans:??Pay 400-600 on credit cards every month.??
??Random?$ 100

One note about my credit history and score.? Im actually a better candidate then what Im given credit for.? I didnt get my first credit card until I was 29, which I know wasnt as smart as I thought I was being.? I didnt understand the importance of building credit from an early age.? In this case, ignorance was not bliss.? Thanks for you consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452791
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1997	Debt/Income ratio:	20%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	2 / 2	Length of status:	5y 8m
Credit score:	640-659 (Apr-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 4	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	social-appraiser8	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying equipment
Purpose of loan:
This loan will be used to? purchase equipment for a business

My financial situation:
I am a good candidate for this loan because? I believe that in getting this loan i will be able to upgrade the equipment and give the public a better quality equipment

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 200
??Insurance: $ 300
??Car expenses: $?500
??Utilities: $ 250
??Phone, cable, internet: $ 250
??Food, entertainment: $ 450
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452813
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.55%	Starting borrower rate/APR:	20.55% / 22.79%	Starting monthly payment:	$187.22

Auction yield range:	11.04% - 19.55%	Estimated loss impact:	10.47%
Lender servicing fee:	1.00%	Estimated return:	9.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2006	Debt/Income ratio:	30%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	4y 4m
Credit score:	740-759 (Apr-2010)	Total credit lines:	5	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$371	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	pure-return470	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Our Wedding
Purpose of loan:
This loan will be used to pay off various wedding expenses (i.e.caterer, floral arrangements, etc.) There were a lot of unexpected costs associated with the wedding that we had overlooked and did not plan for. We have no other way of paying for our wedding and we hope that with your help we will be able to pull everything together.
My fiance' and I have been together for 6 years. Our wedding day lands on our 6 year anniversary; May 1st. We have been through one tour in Iraq and have made it through more obstacles then you can imagine.The attached picture is from the Marine Corps Ball (not my wedding dress in case you were wondering).

My financial situation:
I am a good candidate for this loan because I am in a very stable job; 5 years of employment. I have a great credit score and have a good history of paying off debt in a reasonable amount of time.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452861
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1999	Debt/Income ratio:	1%
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 4	Length of status:	20y 7m
Credit score:	680-699 (Apr-2010)	Total credit lines:	13	Occupation:	Teacher's Aide
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	investment-pony8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Deals!!!
Purpose of loan:
This loan will be used to purchase a?real estate property?in florida.?I have a start up business in Florida,?I'm looking for capital to grow my real estate business. Right now there is huge opportunity to make money in real estate with all the foreclosures discount properties in Florida, this is the time to buy.Furthermore,?with my real estate knowlegde and my husband experience with rehabbing properties we can become financially free. We just lack?the funds to grow our business, Please help and you will not regret this.
My financial situation:
I am a good candidate for this loan because? I know lots of knowlegde about real estate and will lease option the property for monthly cash flow...

Monthly net income: $ 1,650

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $ 129
??Food, entertainment: $ 190
??Clothing, household expenses $?20
??Credit cards and other loans: $ 147
??Other expenses: $ 30
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452867
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$217.13

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1992	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Not employed
Enhanced (1-5):	2	Current / open credit lines:	6 / 6	Length of status:	8y 1m
Credit score:	680-699 (Mar-2010)	Total credit lines:	15	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$4,815
Amount delinquent:	$0	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	repayment-venus	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hot New Business Loan
Purpose of loan:
We've created a company called SMS AMP, LLC (Advertising via Mobile Phones) that provides businesses the ability to send special SMS alerts, coupons, promos, and more to customers all through text messaging.? The website is www.smsamp.com?so you can see we are ready to launch our company!

My partner has already got?their loan so now I need to get my loan.

My financial situation:
I am in a good?position to repay this loan because my husband currently works as a CFO for a large company and we have a steady income from his job (he made around $140,000 last year).? He plans on keeping his job while I establish my company.? In addition, he is extremely connected with business owners and we plan on using his?connections to establish this business.? Lastly, we have partnered with a very talented software developer who will continue to assist us as our technology grows.

Please feel free to email me if you have any questions about our business strategies, etc.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452897
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,050.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 12.75%	Starting monthly payment:	$33.58

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1986	Debt/Income ratio:	25%
Basic (1-10):	9	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 8	Length of status:	3y 8m
Credit score:	720-739 (Mar-2010)	Total credit lines:	17	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$4,423	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	9
Screen name:	bassgal49	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	720-739 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	760-779 (Feb-2008)
Principal balance:	$1,158.85	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
take sick husband on small vacation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452915
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$159.88

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	33%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 13	Length of status:	19y 9m
Credit score:	720-739 (Mar-2010)	Total credit lines:	37	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$16,512	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	111urban	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	720-739 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-719 (Aug-2008)
Principal balance:	$7,468.66	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Foundation repair
Purpose of loan:
This loan will be used to? My foundation needs two additional peers and joist work as well as ceiling in living room.

My financial situation:
I am a good candidate for this loan because? I pay my debts on time, I establish a budget each month and I stick to it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452921
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$127.91

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2006	Debt/Income ratio:	14%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	3y 5m
Credit score:	740-759 (Apr-2010)	Total credit lines:	11	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$4,829	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	newest-orderly-bonus	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a motorcycle
Purpose of loan:
This loan will be used to? purchase a motorcycle

My financial situation:
I am a good candidate for this loan because? im responsible with my money and will be putting 20% down cash
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452927
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,025.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	10.50%	Starting borrower rate/APR:	11.50% / 11.85%	Starting monthly payment:	$99.75

Auction yield range:	3.04% - 10.50%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	9.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1992	Debt/Income ratio:	35%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 13	Length of status:	2y 4m
Credit score:	780-799 (Mar-2010)	Total credit lines:	33	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$36,436	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	authentic-justice8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Parking Pad for RV
Purpose of loan:
Install a parking pad for my RV.I have reworked the numbers for the parking pad for my RV.I can get the work done for the RV pad only for the reduced amount that you see on this listing.The city that I live in requires that recreational vehicles be parked on a solid surface.Gravel is not acceptable is must be asphalt or concrete.The cost for asphalt is slightly cheaper than concrete.

My financial situation:
I work full time plus I'm receiving military (US Army) retired pay.
I pay my bills on time and will have no problems meeting this obligation if funded.My money and my children are going to in state (public universities).I purchased my home in December 2007.I took advantage of the lower interest rates in 2009 and refinanced my mortgage to a 15-year loan in October 2009.I don?t have enough equity to get a line of credit to complete this project.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452933
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$588.49

Auction yield range:	17.04% - 23.00%	Estimated loss impact:	35.82%
Lender servicing fee:	1.00%	Estimated return:	-12.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2001	Debt/Income ratio:	32%
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 8	Length of status:	1y 8m
Credit score:	680-699 (Apr-2010)	Total credit lines:	35	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$3,335	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	entertaining-loot	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Property investment
Purpose of loan:
The housing market is picking up and houses have been selling. There is a condo selling for 70 thousand dollars, which is 38 thousand less than it appraised for last year. To purchase this property as an investment, the lender requires that I have at least a 20% down payment (14,000). This is a great opportunity for myself, you (the investor), and the bank who is selling the property as a short sale.
I have flipped two houses with my father in the past year and am looking to take on my own properties. I am a successful landlord and feel very comfortable in the housing market. My financial situation:
I currently hold a full time job and have been employed as a Desktop Engineer for almost two years now. I also own two properties, one of which is a rental property that has been renting for 18 months. I am educated and am set to complete my BA in March of 2011.Monthly net income: $3889.21
Employment ? 3239.21
Rental Property ? 650.00Monthly expenses: $ 1875.64
Housing: $ 618.00
Insurance: $ 154.59
Car expenses: $ 356.05
Utilities: $ 140.00 (average)
Phone, cable, and internet: $ 92.00
Food, entertainment: $ 250.00 (estimated)
Clothing, household expenses $ 200.00 (estimated)
Credit cards and other loans: $ 65.00 (minimum payments)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452945
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$290.98

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	9 / 6	Length of status:	2y 8m
Credit score:	720-739 (Apr-2010)	Total credit lines:	28	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$16,230	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	exchange-arboretum	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marketing for Sushi Company
The purpose of the loan is to fund a marketing project.

This loan will be used to pay for print materials, samples of our product and to pay product demonstrators.

My financial situation is solvent. I am in a start-up business that has reached financial traction. I would like to pay off my start up loans in a timely manner through increased sales. Funding my marketing project will assist in bringing awareness to my product. My product has a lot to offer our customers in terms of health, environmental responsibility, quality and convenience.

I am a good candidate for this loan because I pay my loans on time and in completion. I am also a good candidate because I have recently obtained some excellent accounts: Whole Foods, Adidas, Intel, the Portland Blazers, Portland's Federal Government Headquarters and many local grocery chains. My business is properly set up and now I need to make a strong marketing push.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2001	Debt/Income ratio:	33%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 6	Length of status:	14y 8m
Credit score:	640-659 (Apr-2010)	Total credit lines:	26	Occupation:	Military Enlisted
Now delinquent:	2	Revolving credit balance:	$4,989	Stated income:	$50,000-$74,999
Amount delinquent:	$1,919	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	13
Screen name:	orange-competent-duty	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Soldier in need of assistance
Purpose of loan:
This loan will be used to pay off my credit cards and improve my credit score?and will also?drop my debt to income ratio. I've recently been station in Saint Louis while still maintaining a home in Virginia and hepling my mother in Pennsylvania?which caused my financial status and credit report to change. I am now back in Virginia and am trying to get back on track and improve my credit score. Please, any assistance would be greatly appreciated!
My financial situation:
I am a good candidate for this loan because I fully?understand the importance of having and maintaining a good credit score and have always been current until recently.?

Monthly net income: $ 6900

Monthly expenses: $ 4755
??Housing: $ 1895
??Insurance: $ 290
??Car expenses: $ 200
??Utilities: $ 295
??Phone, cable, internet: $ 250
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $?1065
??Other expenses: $ 160
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.13%	Starting borrower rate/APR:	7.13% / 7.47%	Starting monthly payment:	$154.68

Auction yield range:	3.04% - 6.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	8%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	4y 8m
Credit score:	840-859 (Apr-2010)	Total credit lines:	22	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$2,670	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	5%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	worthy-platinum	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Much needed updates and fixes!
Purpose of loan:
I bought my first home almost 2 years ago and it is in need of some repairs and updates. The bulk of the funds would be used to replace carpeting in the family room, stairs, and upstairs hallway with hardwood floors. The carpet is over a decade old and it shows. The remainder of the funds would go towards repairs including my front steps, paint, and replacing a strip of gutters over my patio.

My financial situation:
I am a good candidate for this loan because I have a long history of on-time payments and little debt beyond my mortgage and car. I work for a stable company in the software industry.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 14.17%	Starting monthly payment:	$265.87

Auction yield range:	11.04% - 11.04%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1987	Debt/Income ratio:	16%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	5y 0m
Credit score:	760-779 (Apr-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fund-lesson6	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidating debt
Purpose of loan:
This loan will be used to? Consolidate debt at a better interest rate

My financial situation:
I am a good candidate for this loan because? I pay my bills on time... no missed payments and no late payments
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452969
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	8.04% - 34.00%	Estimated loss impact:	9.33%
Lender servicing fee:	1.00%	Estimated return:	24.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	8y 7m
Credit score:	760-779 (Mar-2010)	Total credit lines:	9	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$2,589	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	rightpick	Borrower's state:	Florida	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loan
Purpose of loan:
This loan will be used to help pay for my wedding. Relisting now with a lower loan amount and even higher interest rate?hoping to fully fund this time.

My financial situation:
I am a good candidate for this loan because I have more than enough money left over at the end of the month to make these loan payments. I'm self employed as a carpet installer and although my monthly income does fluctuate depending on how many jobs I get in a given month it is always enough to be able to cover these loan payments.

Monthly net income: Fluctuates between $3,800 and $4,500 Monthly expenses: $2,036
? Housing: $846
? Insurance: $80
? Car expenses: $0 - Paid?Off
? Utilities: $140
? Phone, cable, internet: $120
? Food, entertainment: $400
? Clothing, household expenses $100
? Credit cards and other loans: $150
? Other expenses (Gasoline, Cell phone): $200

P.S. I know it shows that I have 3 delinquencies in the past 7 years. All 3 of those?were from a dispute with Capital One over a chargeback that they wouldn't grant me.?I then decided "like a fool" not to pay them for the amount I was disputing. I only hurt myself. But that is old and due to fall off of my credit report in?2 months (June 2010). That's why it's not lending much weight on my credit score. Speaking of scores my personal plus score with Experian is actually 785. My point of mentioning all this is just to point out that I value my credit and I learned a lesson by trying to play hardball with Capital One. I've always taken great pride in?making on time payments and I certainly haven't had a single problem since the Capital One incident. In short, you will not regret helping to fund this loan because I will not default on it. I only get wiser with age and I definitely know the value of?good credit. Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2000	Debt/Income ratio:	23%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	18 / 16	Length of status:	6y 0m
Credit score:	640-659 (Apr-2010)	Total credit lines:	29	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$24,675	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	durability-fields	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
I use this loan to pay off my high-interest credit cards.

My financial situation:
I have a stable job and income.

Monthly net income: $ 5600

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453017
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.52%	Starting borrower rate/APR:	9.52% / 9.86%	Starting monthly payment:	$240.32

Auction yield range:	3.04% - 8.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1968	Debt/Income ratio:	17%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	9y 10m
Credit score:	800-819 (Apr-2010)	Total credit lines:	17	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$5,534
Amount delinquent:	$0	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	diversification-pine	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of Credit Card Debt
Purpose of loan:
This loan will be used to consolidate my debt. I have 3 credit cards that I would like to consolidate into one payment.?

My financial situation:
I am a good candidate for this loan because my credit is great and I always make payments on time and will set-up automatic payments for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 311818
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$123.09

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	0y 4m
Credit score:	660-679 (Mar-2010)	Total credit lines:	20	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$22,794	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	huskergrl832	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	29 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-659 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Professional - lower payments
Hi everyone, I'm a 31 year old professional with a graduate degree.?I was recently the victim of a downsizing, causing me to live off credit for several months. Now that I have secured a job, I would like to pursue something that would consolidate my payments into one account and help me get in front of the debt.

I am responsible, and even when I was between jobs I always made payments on time.? I paid off my previous Prosper loan early. I am a savvy business person and along with my job I have several professional contracts that generate some extra income for me.? Although I no longer rely on credit, I can't get ahead of the debt.? So, please help me out.? I promise that you'll be glad you did!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451928
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	27%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	8 / 3	Length of status:	13y 11m
Credit score:	640-659 (Mar-2010)	Total credit lines:	26	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	blue-charming-fund	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Eliminate my curret debts
Purpose of loan:
This loan will be used to?significantly reduce my current debts by eliminating most or all of my higher debts, and if necessary, some of the smaller ones aswell. And to finance one of my small poetry projects.????????????????????????????????????????????????? ???????????????????????????????????????????????????? financial situation:
I am a good candidate for this loan because??I have a steady and reliable source of income with my employer.? I'm more than willing to work holidays?which will add to my income and ablity to make on time monthly payments, considerably.? I'm scheduled to receive a $1500.00 bouns, minus taxes, from my employer on my 15th anniversary with them which is 5/6/11.? I have approximately $34,000.00 in my 401K? and approximately $43,000.00 in my profit share savings with my employer.

Monthly net income: $
2551.26
Monthly expenses: $
??Housing:?$250.00
??Insurance: $?(Through employer.? Taken from pay)
??Car expenses:?$150.00
??Utilities: $?N/A (Optional because I live with relatives)
??Phone, cable, internet: $ 239.00
??Food, entertainment: $ 150.00 (? Flexiable)
??Clothing, household expenses $ 150.00 (Flexiable)
??Credit cards and other loans: $ 826.27
??Other expenses: $ 202.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451998
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	27.23%	Starting borrower rate/APR:	28.23% / 30.58%	Starting monthly payment:	$161.80

Auction yield range:	14.04% - 27.23%	Estimated loss impact:	15.24%
Lender servicing fee:	1.00%	Estimated return:	11.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	3 / 2	Length of status:	4y 5m
Credit score:	640-659 (Mar-2010)	Total credit lines:	9	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$2,351	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	Luke551	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying more inventory
Purpose of loan:
I am a Computer Hardware Tech, and also I am an Ebay Seller, under ebay user SVETILS, with a Powerseller Status. My feedback is right around 99% positive. I buy broken Dell laptops, repair them, and then sell parts on Ebay. Its very profitable. Loan is to increase buying, to increase profits. Currently I use my own cash to buy inventory, about $5000 a month, with income of about $1700-$2200 per month.

Here is how it works.
I find a Dell Laptop on Ebay, which needs some kind of repair. Buy it. Usually I aim for laptops with broken power jacks, which I can resolder. I buy these laptops for? about $50-$150 and parts are worth between $150-$300, which I also sell on Ebay. My average profit per unit is around $70 after I pay taxes.

You can always see my sales at this link:
http://completed.shop.ebay.com/merchant/svetils_W0QQLHQ5fCompleteZ1

My financial situation:
I have about $3500 credit card debt.
I own a car which is paid off, no payments.
I live on a large property with my parents, no rent.

Monthly net income: $
1800 I am using lower margin

Monthly expenses: $
??Housing:100 $ I live with my parents. House is paid off. No payments. I help out with some bills. We own another property which is rented.
??Insurance:160 $ Health and dental Insurance
??Car expenses: $60 including insurance
??Utilities:40 $ I pay for water, my parents pay power.
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses 10$
??Credit cards and other loans: 150$
??Other expenses: Dental Braces $228.00 $?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	11 / 9	Length of status:	3y 3m
Credit score:	640-659 (Mar-2010)	Total credit lines:	55	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$4,704	Stated income:	$50,000-$74,999
Amount delinquent:	$1	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	23
Screen name:	believeinme2	Borrower's state:	Illinois	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wrap your funds around us!
Purpose of loan:
This loan will be used to put up a wooden 6' privacy fence around our backyard, as well as pay off two of my credit cards.? We are needing this fence to help keep our Black lab contained some on beautiful days, as well as help protect our three children while playing outside in their own backyard.? To help save on costs of the installation of the privacy fence, we will be doing this project ourselves.? We will need approximately 30 wooden fence panels, 44- 4x4?posts, concrete, rental of post hole digger, and hardware for the project.? The total expenses for the fencing project are expected to run around $2,600.? I?also have?two credit cards that will take me a long time to pay off by paying only the minimum payment.? The total on both of these credit cards equal about $2,700.??

My financial situation:
I am a good candidate for this loan because?this will be our 3rd Prosper loan!? My husband and I?had two loans previously with Prosper (the latest one was paid off a couple of months ago) and we had never missed a payment?nor defaulted on either of these loans.? We?are true to our words, we gave a promise to our group that the loans would be top priority and we stuck to it!? We pledge the same to you.? My credit may not be perfect due to a bankruptcy in 2004 and having on going issues that weren't corrected on my credit report, as well as my two main credit cards being close to maxed out.? One of the reasons for one of the credit cards being maxed out was because of an Emergency situation with our, what we call our 4th kid, Maggie Mae (our black lab that lives indoors with us)?became ill.? She spent a few days at the U of I Pet Hospital receiving plasma transfusions.? This expense was $1,500.? To everyone's amazement, she pulled through and as you can tell in the picture, she is just beautiful!? My husband and I farm as well as work other jobs.? He is a Plant Manager and I am an Indep. Contractor that works out of my home enabling me to be there for our children.

Monthly net income:?$4,000 (spouse)? $600 (mine)? $10,000 (yrly from farm)

Monthly expenses: $3,766
??Housing: $900
??Insurance: $165
??Car expenses: $551?
??Phone, cable, internet: $225
??Food, entertainment: $1200
??Clothing, household expenses: $175
??Credit cards and other loans: $350 ($150 would be deleted from this amount from this loan)
??Other expenses: $200 (dance classes)

If you bid on our loan, you will not be disappointed!? The reason for me doing this loan request in my name is?that I can take advantage of this helping my Credit Scores?by paying on time.? You won't only be helping us by providing us with this loan, but that of our children and our Maggie.? They enjoy being outside every minute that they possibly can and this will help ensure that they're safer.? Your time and consideration is greatly appreciated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452288
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	22.50%	Starting borrower rate/APR:	23.50% / 25.78%	Starting monthly payment:	$584.56

Auction yield range:	8.04% - 22.50%	Estimated loss impact:	9.03%
Lender servicing fee:	1.00%	Estimated return:	13.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1998	Debt/Income ratio:	9%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	6y 8m
Credit score:	760-779 (Mar-2010)	Total credit lines:	27	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$2,515	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	MicroVentures	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New homebuyer: larger down payment
Purpose of loan:
This loan will be used to put a larger down payment on my first home. I recently found a great home in Paoli, PA and had my offer accepted. I do have the funds to cover a 20% down payment, but only if I empty out my 401(k). A Prosper loan's interest rate will be lower than expected taxes and I will get to keep my funds in my retirement accounts for retirement (where hopefully they'll continue to recover from the recession over the next few decades). In return, you as the lender will earn interest from someone who has a credit score in the high 790's/low 800's, a stable day job in middle management, and owns a burgeoning dance studio on the side. I am accustomed to working 2 or 3 jobs at a time, so I will work just as hard to pay you back.
I've also been a Prosper lender myself, so I am thrilled to be on this side of the community now. Please feel free to follow up with any questions!
My financial situation:
$116k in 401(k)
$20k in liquid cash accounts
$12k in semi-liquid mutual funds and Roth IRA
$35k loaned to family friend, payment date: October 2010 (via a notarized promissory note)
Monthly pay: $6500 gross
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452460
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2005	Debt/Income ratio:	17%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	1y 3m
Credit score:	640-659 (Apr-2010)	Total credit lines:	4	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$2,399	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	social-influencer	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help my sister pay her school in in
Purpose of loan:
This loan will be used to?help my sister with her school in indonesia

My financial situation:
I am a good candidate for this loan because?i'm always pay bill on time

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 300
??Insurance: $
??Car expenses: $ 450
??Utilities: $
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	6%
Basic (1-10):	1	Inquiries last 6m:	8	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	3 / 0	Length of status:	1y 7m
Credit score:	640-659 (Apr-2010)	Total credit lines:	14	Occupation:	Analyst
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	respectful-felicity	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving Expense-Please help
Purpose of loan:
This loan will be used to move. I have a great deal on an apartment rental here in New York, only problem is that I will need 1st month's security deposit $1,200, 1st month's rent, $1,200 and Broker's fee which is also one month's rent...$1,200.. I only have about $500 saved up due to a recent injury on my back. I make about $3,600 a month net, and have been sharing an apartment with my boyfriend for over 5 yrs..
I feel it's time to move foward with my life, and I really would like to move. I will wholeheartely be so thankful if I succeed in obtaining this loan.
My financial situation:
I am a good candidate for this loan because currently my profile rating is based on the experian credit scoring system. They currently have me listed as late on one of my 7 accounts yet no balance is due. When I called to inquire as to why this is so, they stated that if prior deliquencies are posted as current they will not be able to fix that. I am a dedicated worker whom credit rating does reflect who I really am. I have a citibank account for the last 3 years which I have never been late on, I also have department stores card which have never reported me late on anything and student loans from my undergrad which I am almost done paying back.
I want to buy a home in the near future and wouldn't want to damage my credit. I will be able to pay back up to $500 a month, I simply do not want to miss out on this opportunity.
Thank you,

Monthly net income: $ 3,600

Monthly expenses: $
??Housing: $ 0 (?I live with boyfriend)
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 250
??Other expenses: 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 12.93%	Starting monthly payment:	$31.98

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1991	Debt/Income ratio:	127%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	9y 9m
Credit score:	700-719 (Mar-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$61,083	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sincere-peace5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay credit account off
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452490
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$243.34

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1995	Debt/Income ratio:	17%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	20y 10m
Credit score:	760-779 (Apr-2010)	Total credit lines:	39	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,552	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	BIZYGIRL43	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	760-779 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	780-799 (Mar-2008)
Principal balance:	$1,206.84	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
HELP ME GET OUT OF PLASTIC DEBT!!!
ITS TIME TO CUT THE PLASTIC!!! NEED YOUR HELP TO GET OUT OF THE GAMES THAT THE CREDIT
CARD COMPANIES LIKE TO PLAY....

I am a good candidate for this loan because I have?held the same job for 20+ years. I'm?tired of dealing with the card company and hate the feeling of being ripped off every month plus I pay on time electronically and?am at the age now that I just want to be debt free and enjoy my life with my grandson.

Would you consider helping me?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452502
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.68%	Starting borrower rate/APR:	24.68% / 26.98%	Starting monthly payment:	$395.91

Auction yield range:	8.04% - 23.68%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2004	Debt/Income ratio:	20%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	3y 9m
Credit score:	700-719 (Apr-2010)	Total credit lines:	12	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$15,586	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	41%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	thoughtful-transaction2	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate credit card debt accumulated due to unexpected issues.

My financial situation:
I am a good candidate for this loan because i have a good credit score and clean payment history. I am unable to get a good value from financial institutions due to a supposed lack of long term history, as my family and i only show history since i was 30 ( when we moved to the US). That has always been a hinderance in us getting the better rate.

Monthly net income: $ 95,000

Monthly expenses: $
??Housing: 1100$
??Insurance: 550$
??Car expenses: 180$
??Utilities: 250$
??Phone, cable, internet: 100$
??Food, entertainment: 250$
??Clothing, household expenses 400$
??Credit cards and other loans: 800$
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452514
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1973	Debt/Income ratio:	13%
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 4	Length of status:	13y 9m
Credit score:	620-639 (Apr-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	5	Revolving credit balance:	$441	Stated income:	$25,000-$49,999
Amount delinquent:	$13,733	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	46
Screen name:	grandma59	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-679 (Nov-2009) 680-699 (Sep-2009) 640-659 (Jun-2008) 640-659 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
PAYING OFF HOSPITAL BILL
Purpose of loan:
This loan will be used to? buy out my lease on my car

My financial situation:
I am a good candidate for this loan because?i have a steady job and have paid back my previous loan?

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $ 200.00
??Car expenses: $ 250
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.04%	Starting borrower rate/APR:	25.04% / 27.35%	Starting monthly payment:	$596.71

Auction yield range:	17.04% - 24.04%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1996	Debt/Income ratio:	101%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	15 / 13	Length of status:	17y 10m
Credit score:	660-679 (Apr-2010)	Total credit lines:	32	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$24,810	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	trade-friendship	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MILITARY DEBT CONSOLIDATION
Purpose of loan:
This loan will be used?to pay off and close a large portion of my revolving debts.? ??

My financial situation:
Excellent.? Strong credit history of making payments.??Active Duty?Air Force Senior Master Sergeant/E-8?with 17yrs of service.? Spouse Active Duty Air Force Chief Master?Sergeant/E-9 with?27 years of service.? I am a highly decorated/Bronze Star Reciepient with multiple tours in support of?Operations Iraqi/Enduring Freedom.? I am?GUARANTEED to make the payments in full and on time until the loan is paid off.????????

Monthly net income: $ 5700.? Spouse also?active duty military makes $7100 a month.??We also recieve $1,600 a month for my home that is now a rental property in Florida.??I AM FULLY CAPABLE of paying?back in full a 15,000 debt consolidation loan regardless of the HR marking on my ad.? ?

Monthly expenses: $
??Housing: $ 1450
??Insurance: $ 80
??Car expenses: $?600
??Utilities: $ 80
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$219.94

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	30y 3m
Credit score:	740-759 (Apr-2010)	Total credit lines:	30	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,106	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	credit-flow7	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards????????????

My financial situation:
I am a good candidate for this loan because? i am an honest person just trying to pay my debt off
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$286.43

Auction yield range:	17.04% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1989	Debt/Income ratio:	20%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 3	Length of status:	1y 6m
Credit score:	660-679 (Mar-2010)	Total credit lines:	18	Occupation:	Executive
Now delinquent:	3	Revolving credit balance:	$2,356	Stated income:	$50,000-$74,999
Amount delinquent:	$2,302	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	FloridaMortgagePro	Borrower's state:	Florida	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 92% )	660-679 (Latest)
Principal borrowed:	$5,150.00	< mo. late:	2 ( 8% )	640-659 (Jan-2010) 660-679 (Dec-2009) 660-679 (Nov-2009) 720-739 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Energy Drink Distribution
I have recently invested over $30,000 into a new company.? We are the exclusive master distributor of Liquid Energizer Energy Drinks.? It is a line of energy drinks that is second to none.? Our original tastes like Red Bull without the after taste, our Green is similar to Monster and then we have a Pomegranate, Mango, Orange and Sugar Free.?

Purpose of loan: Expansion and marketing of a beverage distribution company

I have managed many high profile retail big box companies and know the importance of P & L and budgeting. I always pay my debts on time or early.? I am an entrepreneur and am always driven to succeed.

Monthly net income: $4800.00
Monthly expenses: $ 2576.00 ?
Housing: $1000.00? ?
Insurance: $300.00? ?
Car expenses: $596.00? ?
Utilities: $180.00? ?
Phone, cable, internet: $100.00? ?
Food, entertainment: $300.00? ?
Credit cards and other loans: $100.00
FDC is a family owned company.? Honesty, Integrity and Value are our core principals. We value our employees with the same degree that we service our customers. Our core consists of three men with over 70 years of Management and Business Ownership experience. My brother has over 15 years management in the beverage industry. He has come from the powerhouses such as Coca Cola and Budweiser. I have over 20 years management experience and have led the charge of Fortune 500 companies like Lowe?s and The Home Depot. Our father has been a proud business owner/manager for over the past 40 years. By combining our experience and principals out company was founded, a full service beverage distribution company.
We partnered up with Smart Beverage Corp which manufactures Liquid Energizer Energy drinks and Bella Voda Premium Artesian Water.? Not only is Liquid Energizer the best tasting energy drink on the market rivaling all the industry leaders, it has 6 amazing flavors in the line up. The origianl tastes like Red Bull w/o the after taste, our Green rivals Monster and the other flavors are phenomenal. With top notch ingredients and being loaded with B-Vitamins, Taurine, Niacin and the selection of six flavors; Liquid Energizer will satisfy any pallet. We distribute Liquid Energizer, Bella Voda and TNT the exclusive export energy drink in Florida, Jamaica, Bahamas, Dominican Republic and in South America.

Currently, we are not taking a salary from the Energy drink company, so that we can continue to reinvest the money back in and grow.? This is a sure loan and will undoubtedly be paid off early, just as my last prosper loan was.? My last prosper loan never had a late payment and was paid off approx a year early.? reference: www.liquid-energizer.com? Biz plan available for review
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452556
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.13%	Starting borrower rate/APR:	7.13% / 7.47%	Starting monthly payment:	$77.34

Auction yield range:	3.04% - 6.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1991	Debt/Income ratio:	7%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 11	Length of status:	20y 10m
Credit score:	820-839 (Apr-2010)	Total credit lines:	43	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$1,945	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	nourishing-revenue	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping out my daughter
Purpose of loan:
This loan will be used to help my daughter buy a used auto from a private individual.?????

My financial situation:
I am a good candidate for this loan because I always pay promptly , have a secure job, good salary, and consider myself very responsible with my credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452562
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,750.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.03%	Starting borrower rate/APR:	15.03% / 17.20%	Starting monthly payment:	$476.85

Auction yield range:	6.04% - 14.03%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2002	Debt/Income ratio:	48%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	19 / 17	Length of status:	1y 7m
Credit score:	760-779 (Apr-2010)	Total credit lines:	36	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$2,005	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	knowledgeable-kindness9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moved and want to pay off debt
Purpose of loan:
Hi Everyone,

Originally from Connecticut, I got an early start on my career after college as a sysAdmin / Developer for a startup.? After about 2 years, the company I worked for shut down and I decided to make a big move.? I ended up moving out of my parents house and out on my own to Orlando, FL.? Unfortunately, my move, securing my apartment and getting my life up and running 1300 miles from home did rack up a little debt.? It was all worth it though, as I now work for a great company in Orlando and settling in to life in the sunshine for the past 2 years.?

Now that things are calming down, I would like to work my way out of the credit card debt that I accumulated.

While I am fine paying my cards, I would really love to have a single loan with a structured repayment schedule, as opposed to several disparate credit card payments mingled throughout the month.?

My financial situation:
I have been with my current employer Purple, Rock, Scissors for almost 2 years.? I subcontracted with them for 6 mos, at which time they hired me full time and I have been with them ever since.? Feel free to check us out at http://purplerockscissors.com and you can read my blog at http://chris.purplerockscissors.com.? I am a sysAdmin / Web Developer making in the 50-55K range, so I am more than capable of repaying the loan.? I am a responsible, self-sufficient 26 year old with a good credit score and have never missed a payment on ANYTHING in my life.? I am just looking to simplify the repayment of my credit card debt, so I can accomplish it sooner.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452574
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$344.98

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	4y 9m
Credit score:	760-779 (Apr-2010)	Total credit lines:	60	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$6,323	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	27%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	14
Screen name:	precious-social4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refurnishing and Redesign
Purpose of loan:
This loan will be used to reshape my condo in New York City, for business use and for development of additional space in the kitchen and bathroom. This loan will be used appropriately as needed and will not be used in one lump sum.? My redesign budget is geared to use portions of the loan at the time of redesign.? For example when I need to do the Kitchen, I will use only a portion of the loan that is for the kitchen.? I am able to make monthly payments through my checking account through and EFT or ACH agreement and the monthly rate can range from $300-$500 whichever is appropriate.

My financial situation:
I am a good candidate for this loan because my credit score is between 670-720 depending on the report that you use.? The 720 is with TransUnion. Aside from my credit worthiness, I have a substantially high income and has been maintained during the current financial crisis we've been in. There will be no concern with my ability to payback as I have already paid back 3 loans in the course of the last 18 months. My business is doing well and I anticipate growth over the next 2 business quarters. (April-September)undefinedundefinedundefinedundefinedundefinedundefinedundefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452590
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1976	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	9 / 9	Length of status:	19y 4m
Credit score:	680-699 (Mar-2010)	Total credit lines:	54	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$14,998	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	12
Screen name:	fairness-amigo7	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Duty....Honor....Country!
Purpose of loan:
I don't need this loan. This loan is being used to just?establish a track record on Prosper.???

My financial situation:
I am a good candidate for this loan because my retirement income is $65,000 per year and my?self-employment income as a?financial advisor brings in another $225,000. I am supprised my credit score is as high as it is (650-699)?as?I filed for bankruptcy in 2005. As a financial advisor I was sued by the Securities and Exchange Commission (SEC) and after a 5 week trial the Judge said I had done nothing wrong and all charges were dropped.?My attorney bills came in at $1.5 million. I had approximately $1 million in savings when the charges were brought against me. I paid what I could an then filed for Chapter 7.? As a graduate of?The United States Military Academy I?always?do what is right !?

Monthly net income: $ 25,000

Monthly expenses: $ 14,000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452592
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$306.19

Auction yield range:	17.04% - 26.00%	Estimated loss impact:	36.00%
Lender servicing fee:	1.00%	Estimated return:	-10.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1989	Debt/Income ratio:	17%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 5	Length of status:	24y 5m
Credit score:	660-679 (Mar-2010)	Total credit lines:	44	Occupation:	Police Officer/Corr...
Now delinquent:	2	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$956	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	the-dignified-euro	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement
Purpose of loan:
This loan will be used to?remodel????????

My financial situation:
I am a good candidate for this loan because I have been employed on my job for 24 + years and have 5 years left before retirement . when I do retire I get a lump sum payout of accrued time I have no open credit accounts as I closed all of them to eliminate debt. all of my obligations are current? my experian credit rating was 765 as of February 2010 but dipped to 660 because I chose to skip a mortgage payment and make a large payment on one credit card account. I have an excellen repayment history despite Proper's rating of HR because of that one recent payment.? I only need the cash now because of a foundation repair necessary to my home caused by recent rains and I am requesting here because I did close all of my other accounts and my CU will not make a non secured loan over 2,500.?

Monthly net income: $5500????

Monthly expenses: $
??Housing: $ 1300????
??Insurance: $
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $?100
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 600
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452596
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$237.17

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2004	Debt/Income ratio:	37%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 4	Length of status:	3y 8m
Credit score:	720-739 (Mar-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,603	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	audiquattro	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Money To Start My Own Business
Purpose of Loan:
My plan is to sell brand new (with factory warranty) electronics on eBay. I already have experience selling on eBay, as well as shipping products in large quantities at my job. I will be using the money for purchasing inventory, buying at wholesale prices. For piece of mind, my wholesaler is a registered company through Dun & Bradstreet. Currently, I'm in the process of applying for my auctioneers license (required in Illinois) and business license to prove how serious I am. It's a very simple method. Buy in bulk at a wholesale price, resell at a higher price on eBay, and ship FedEx. That's all. For extra comfort, i will even set aside 35% of the sales i make for the Federal Self Employment Tax and IL State Sales Tax. Because I'm only selling through eBay auctions, the entire business will be operated from my home office.

My Financial Situation:
For piece of mind, I will let all of you know that I'm in my final year of a debt management program. I enrolled four and a half years ago to pay off several credit cards. Just last week paid off two more creditors (Chase, GM Money). In two months, all of my creditors will be paid off, and I'm very happy about that!!! Being in a financial bind due to credit card debt is extremely tough. But I have learned from my mistakes, and I am ready to do something i've always wanted to do, be my own boss.

Why I Deserve The Loan
I think that i've proven how honest and how committed I am to the task at hand. When I borrow anything, I return it. When it comes to money, I pay on time, plain and simple. You all know that banks aren't giving anything. Even to a person that's not delinquent and has good credit. Also, my income level doesn't go in my favor either. I need help and lots of it. I really hope you all have enough faith to invest in me, regardless of my prosper rating.

Thank You
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$339.08

Auction yield range:	11.04% - 20.00%	Estimated loss impact:	10.48%
Lender servicing fee:	1.00%	Estimated return:	9.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1983	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	1y 9m
Credit score:	640-659 (Apr-2010)	Total credit lines:	21	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$20,396	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	41%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	49
Screen name:	sympathetic-capital	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please help us repay sister-in-law
Hi lenders!

Thanks so much for taking a look at our posting. My wife and I have been happily married for seven years. We are both graduates of the MBA Program at USC. A few years into our marriage my wife became sick -- many, many doctors' visits, surgery, and a stay at the Mayo clinic later, our insurmountable medical bills caused us to file for bankruptcy in June of 2007. (Hence the lower credit score -- before this incident, it was near perfect.) The good news is that my wife is now doing great! We remain very much in love and are looking forward to starting a family soon. :)

Back in our time of need my wife's sister was kind enough to lend us money (by borrowing from her Chase credit card -- we were that desperate), and we have not yet been able to pay her back in full. I make a good living -- and we keep expenses to a minimum -- but the interest rate on her credit card is 29.99% and Chase won't budge (despite personal phone calls -- we've tried). It seems like no matter how much extra money we devote to this purpose, the balance barely changes!

Long story short, we need help. This is our first time appealing to the Prosper Community -- please know that any assistance you provide will be paid forward in the future. We feel so blessed to be on the other side of (hopefully) the biggest trial of our lives -- your loan will make all the difference in helping us make a completely fresh start! :) (And paying back a very understanding sister -- she's been amazing.)

Thanks so much. We really appreciate you taking the time to read our posting.

Sincerely,

M & J
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452602
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.93%	Starting borrower rate/APR:	21.93% / 24.19%	Starting monthly payment:	$190.77

Auction yield range:	8.04% - 20.93%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1989	Debt/Income ratio:	20%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	1y 7m
Credit score:	760-779 (Apr-2010)	Total credit lines:	6	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$103	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	5%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kind-point-crescendo	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off vet bills
Hi I am in need of a loan due to my furry little rescue dog pal who has racked up quite a few medical bills over the past year due to a few illnesses he suffers from. I have a full time job and am still living at home not paying rent so making payments will not be a problem at all. Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452604
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	25%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 6	Length of status:	1y 10m
Credit score:	660-679 (Apr-2010)	Total credit lines:	25	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$3,846	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	moonlite1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-679 (Dec-2009) 660-679 (Oct-2009) 660-679 (Jan-2008)
Principal balance:	$1,408.88	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Consolidating Debt
Purpose of loan:
This loan will be used to?consolidate personal debt into one payment, including my current Prosper loan.

My financial situation:
I am a good candidate for this loan because I have worked as a Respiratory Therapist for the past??19 years.? I currently work as a Respiratory Manager for a?Rehabiliation Hospital.? My field is a high demand so I have stable work.

I can easily make this loan payment, and plan on paying it off early.

Monthly net income: $ 3800.00

Monthly expenses: $ 2865.00
??Housing: $?780
??Insurance: $?95
??Car expenses: $?400
??Utilities: $?125
??Phone, cable, internet: $ 125
??Food, entertainment: $?400
??Clothing, household expenses $?100
??Credit cards and other loans: $?740
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452608
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2005	Debt/Income ratio:	26%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 14	Length of status:	0y 6m
Credit score:	640-659 (Apr-2010)	Total credit lines:	16	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$1,814	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	beast553	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying furniture for new apartment
Purpose of loan:
This loan will be used to buy some furniture to the new apartment I moved into such as a sofa, bed, and remodeling the place.

My financial situation:
I am a good candidate for this loan because I have enough steady income to guarantee payment

Monthly net income: $3600

Monthly expenses: $1580
??Housing: $1000
??Insurance: $
??Car expenses: $
??Utilities: $40
??Phone, cable, internet: $40
??Food, entertainment: $400
??Clothing, household expenses $
??Credit cards and other loans: $100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	8.04% - 24.00%	Estimated loss impact:	6.77%
Lender servicing fee:	1.00%	Estimated return:	17.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2002	Debt/Income ratio:	14%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 6	Length of status:	1y 4m
Credit score:	800-819 (Apr-2010)	Total credit lines:	18	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$1,511	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	nourishing-durability9	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
800+ Credit Score/Never Missed Pay
Purpose of loan: I recently bought a 1930's home near Seattle.? The home has excellent "bones" and a beautiful view of the Puget Sound.??The home however needs some TLC and updating.? Some of the things we would like to do with the money is update the water heater, furnace and exterior paint.? I believe the money spent?on these upgrades to our home will add to the current equity of the house.

My financial situation:
I am a good candidate for this loan because I have a secure?job.? I?am currently employed?by one of the wolrd's major oil companies.? I recently was promoted and relocated to the Seattle area.? I manage the current?business for three states in the Northwest.??I would like to do these home improvements?via a short term loan vs refinancing since my home loan is under 5%.? Currently I have very little debt and plenty of room on my credit cards.??However, the rates on the credit cards are not ideal even though I have never missed a payment on any?credit card?ever.

Thanks for the opportunity and feel free to ask me any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452620
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2002	Debt/Income ratio:	45%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	7 / 6	Length of status:	2y 10m
Credit score:	640-659 (Mar-2010)	Total credit lines:	16	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$1,852
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	pcrepair	Borrower's state:	Ohio	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	17 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-639 (Feb-2010) 600-619 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Pay off 60% of my debts
Purpose of loan: Paying off truck???and?50% of?my debts?

My financial situation:
I am retired Navy veteran and on social secuity and I also build,repair,upgrade computers

Monthly net income: $ 3600

Monthly expenses: $ 1000
??Housing: $ 200
??Insurance: $ 110
??Car expenses: $ 110
??Utilities: $ 180
??Phone, cable, internet: $ 130
??Food, entertainment: $ 120
??Clothing, household expenses $80
??Credit cards and other loans: $ 200
??Other expenses: $ 486 Truck Payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452626
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2004	Debt/Income ratio:	7%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	3y 0m
Credit score:	640-659 (Apr-2010)	Total credit lines:	8	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$1,181	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	110%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bonus-allotment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying the rent
Purpose of loan:
This loan will be used to? pay the rent and? bills for the month of?April.

My financial situation:
I am a good candidate for this loan because?I am a full time employee(three years at same company).?

Monthly net income: $ 2880

Monthly expenses: $
??Housing: $ 1200????
??Insurance: $ 104
??Car expenses: $ 0
??Utilities: $ 70
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452628
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.68%	Starting borrower rate/APR:	24.68% / 26.98%	Starting monthly payment:	$356.32

Auction yield range:	8.04% - 23.68%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	41%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	16y 9m
Credit score:	720-739 (Apr-2010)	Total credit lines:	22	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$14,347	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	stable-basis3	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating high interest debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452638
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$217.13

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1991	Debt/Income ratio:	10%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	1 / 1	Length of status:	17y 0m
Credit score:	640-659 (Apr-2010)	Total credit lines:	13	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$10,000	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	TheCreditDIVA	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down credit card balances
Purpose of loan:
This loan will be used to pay down my credit card balances. My credit card balances increased due to family illness.? I work full-time and own a credit improvement and education company. My youngest brother became ill and to assist my family I supported him and an older sibling whom I also have Power of Attorney for. The last two years has been stressful, but I was determined to make it and assist with the responsibilities my Mom was carrying.

My financial situation:
I am a good candidate for this loan because I am very responsible and I educate others through workshops on the credit industry, credit use and managing debt. I have excellent payment history, just high debt ratio.

Monthly net income: $ 3900.00

Monthly expenses: $ 992.00
??Housing: $ 400.00
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 80.00
??Phone, cable, internet: $ 112.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 250.00
??Credit cards and other loans: $ 0
??Other expenses: $ 0
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,450.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 30.08%	Starting monthly payment:	$59.49

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	7 / 7	Length of status:	2y 7m
Credit score:	680-699 (Apr-2010)	Total credit lines:	32	Occupation:	Student - College S...
Now delinquent:	2	Revolving credit balance:	$1,877	Stated income:	$1-$24,999
Amount delinquent:	$3,842	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	loving-kindness	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to? Build a relationship with prosper and consolidate credit card bills bills

My financial situation:
I am a good candidate for this loan because? I am reliable and have a steady and growing income. You may notice I have a delinquencies on my report these are from hospital bills that I am paying on monthly. The amount above does not reflect how much I have actually paid. the interest keeps accruing on them. I was told by the collection agency that once I was down to zero on my bill they would not charge me the interest. I own about $2000 on one of them and $600 on the other. I would be happy to answer any question that you have about them. I plan on using this loan to pay off a few high interest credit cards and then put a little on the hospital bill. I know the delinquency don't support my credit very much. I just want to show prosper my commitment and reliablity to the loan. I know this would support any furture business I do with prosper. Thank you for considering me.

Monthly net income: $ 1,500-1,700

Monthly expenses: $
??Housing: $ 200
??Insurance: $
??Car expenses: $ 100
??Utilities: $ 70
??Phone, cable, internet: $ 70
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452646
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$215.61

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1997	Debt/Income ratio:	15%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	19 / 19	Length of status:	15y 3m
Credit score:	680-699 (Mar-2010)	Total credit lines:	42	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$6,047
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	raiders2000	Borrower's state:	California	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	25 ( 96% )	680-699 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	1 ( 4% )	620-639 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
DISABLED VET NEEDS LOAN
Purpose of loan:
This loan will be used to?pay off my credit cards. I maxed them out last Fall when my Apartment FLOODED and I was in a motel for 3 months (OCT-JAN)
and I had to buy food etc. I paid off a 5500.00 loan last Summer with Prosper.com (3 year installment loan) successfully. I have monthly income to pay off this loan at 30% interest profit for an investor. I have been receiving my VA check for several years (100% Disabled = $2600 a month) and I work part time for a client doing website work so I have funds to repay the loan.? have $1874 a month discretionary income to service the loan which should only be about 200-300 a month for 3 years. Thank you for your considerations from a Vietnam Veteran in need. I

My financial situation:
I am a good candidate for this loan because?(see above please)?

Monthly net income: $ $3150.00

Monthly expenses: $ 1276 (includes rent)
??Housing: $ 756
??Insurance: $ 42 tot ? (25,000 term life - would pay off this loan if I died? = @27.00/mo)? 15.00/month insurance for condo/owners property insurance
??Car expenses: $ no vehicle (takes the bus and paratransit taxi service)
??Utilities: $ included in rent
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ I have MEALS ON WHEELS FREE FOOD FOR DISABLED SENIORS I set aside also 300 a month for extra food
??Clothing, household expenses $( included in food budget)
??Credit cards and other loans: $ 500
??Other expenses: $ none

3150 INCOME - 1276 EXPENSES = 1276 discretionary income for loan repayment (Note: Check with prosper.com i paid off a $5500 loan last summer)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452656
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 12.93%	Starting monthly payment:	$31.98

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2008	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	1 / 1	Length of status:	0y 8m
Credit score:	720-739 (Apr-2010)	Total credit lines:	3	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	caring-moola278	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need to buy books
Purpose of loan:
This loan will be used to buy my books for this semester, summer school, and next semester.

My financial situation:
I am a good candidate for this loan because I will be able to pay it back. I work per diem for a pension planning business, and for this reason I'll earn the money back over over 36 months. Right now I am attending college in the Boston Metro area.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452658
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	6 / 5	Length of status:	8y 3m
Credit score:	680-699 (Mar-2010)	Total credit lines:	18	Occupation:	Accountant/CPA
Now delinquent:	2	Revolving credit balance:	$13	Stated income:	$50,000-$74,999
Amount delinquent:	$297	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	15
Screen name:	Sambamm1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	660-679 (Dec-2009) 720-739 (Nov-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
2nd Prosper Loan - Lender/Borrower
This is my 2nd Prosper loan and I am a Lender / Borrower here on Prosper.

Purpose of Loan:? I am moving my tax practice to a?higher-end business?location because I just received very favorable terms on a?3-year lease.??I believe the visibility that I will be getting from the neighboring businesses?will take my tax practice to the next level.? I?am asking for this loan in order to buy new office furniture and a nice sign to advertise my services.???

About me:? I?am a tax accountant in Brandon, Florida.??I have had my own business for the past 7 years. My business has grown from 1 client in 2002 to over 250 clients now. I have never advertised. All of my clients are word-of-mouth referrals.??My credit score is very important to me and I have been working harder than ever during the past few years to improve it. I know that the slightest negative actions could have severe impacts on my credit score and, for that reason, I have not missed a payment on any of my bills in the past?3 years.

Thanks for your consideration (once again)!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452664
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,900.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$719.25

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1992	Debt/Income ratio:	22%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 8	Length of status:	1y 5m
Credit score:	640-659 (Apr-2010)	Total credit lines:	24	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$8,341	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fibrering	Borrower's state:	Michigan	Borrower's group:	StartupNation Entrepreneur and Startup Business Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	52 ( 100% )	640-659 (Latest)
Principal borrowed:	$28,900.00	< mo. late:	0 ( 0% )	680-699 (Jun-2008) 620-639 (Mar-2007) 620-639 (Feb-2007) 660-679 (Aug-2006)
Principal balance:	$6,807.72	1+ mo. late:	0 ( 0% )
Total payments billed:	52
Description
Debt Consolid. and Payoff Prosper
What is the loan for?? To pay off a few high interest credit cards, and payoff my 2nd Prosper Loan.

About me: I'm a Oracle Certified Professional with 25 years in Information Technology.? I have a steady job in a steady field.

My history with Prosper:? I got my first loan in April 2007 for $14,900 and made all my payments on-time, and then paid it off early in 11/2009.? I got my second Prosper loan in June 2008 and have made all my payments on-time, and will be paying the second loan off with this third Prosper loan.

My public Experian Score is 698, Equifax is 703 and Transunion is 691.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452668
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 6	Length of status:	9y 5m
Credit score:	780-799 (Apr-2010)	Total credit lines:	25	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$115	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	dreams867	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reliable job and great credit!
Purpose of loan:Hi, Thank you for viewing my listing! My wife and I would like to make some upgrades on our house to improve the overall value of our home.
My financial situation:
I am a good candidate for this loan because my wife and I both have stable jobs. We have a combined household income of about 110k/yr. My mortgage payments total about $1500 a month. My other monthly expenses include:

-80 family cell phone plan
-350 utilities
-100 cable tv
-60 internet
-300 groceries

As you can see I am more than qualified to re-pay this loan. Thank you for your time and consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.62%	Starting monthly payment:	$62.05

Auction yield range:	8.04% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	25%
Basic (1-10):	9	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 8	Length of status:	4y 6m
Credit score:	680-699 (Mar-2010)	Total credit lines:	38	Occupation:	Medical Technician
Now delinquent:	1	Revolving credit balance:	$22,602	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Reliable07	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to pay down credit cards with high rates.??I?have two cards that have decreased the credit limit which has?put me in a bind when I travel?for my work.? I work in the Medical field and travel?weekly.? ?

My financial situation:
I feel I am worthy of a Loan due to a sturdy income and financial history with ZERO late payments.??My wife and?I?are trying to pay down a couple of credit cards that have lowered the available credit and caused my debt to income ratio to increase and cause my credit score to decrease.? I just paid off?some current?debt which will allow me to be?more aggressive in paying other items such as this loan down.? If?anyone has any questions they are more than welcome to ask.? I want to thank everyone for bidding and I feel it will benefit us?all.? My wife and I both have worked in the Healthcare market for over 7 years and have a solid foundation for a healthy lifestyle as well as a strong?financial start in our lives.?? The Monthly net income includes my income only, my wifes income is additional income which allows us to?be even more reliable in paying the loan off. ??

Monthly net income: $ 4,200

Monthly expenses: $
??Housing: $ 1360
??Insurance: $ 210
??Car expenses: $590
??Utilities: $ 200
??Phone, cable, internet: $120
??Food, entertainment: $ 120
??Clothing, household expenses $60?
??Credit cards and other loans: $?250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452676
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$609.00

Auction yield range:	8.04% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	20%
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	3y 1m
Credit score:	780-799 (Apr-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,130	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sweet-moola9	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Private Note
Purpose of loan:
This loan will be used to pay off a private note with a private lender.

My financial situation:
I am a good candidate for this loan because I will make my payments on time and pay the loan back as quickly as possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452682
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$904.31

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	10 / 9	Length of status:	9y 0m
Credit score:	720-739 (Apr-2010)	Total credit lines:	23	Occupation:	Principal
Now delinquent:	0	Revolving credit balance:	$405,799	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	return-enrichment5	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marketing Effort
Purpose of loan:
This loan will be used to initiate marketing efforts to our B2B channel. MPOWER is a personal finance management (PFM) solution that businesses can private label.

My financial situation:
I am a good candidate for this loan because I have excellent history as a borrower and have a 100% record of payments over the last 10 years. Also I have a unrelated business that I own that has $664,000 in scheduled payments over the next 6 months (with a historical delinquency of less than 5%). So the risk is pretty minimal if someone is willing to lend the money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452710
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.50%	Starting borrower rate/APR:	17.50% / 19.70%	Starting monthly payment:	$269.27

Auction yield range:	11.04% - 16.50%	Estimated loss impact:	10.38%
Lender servicing fee:	1.00%	Estimated return:	6.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1983	Debt/Income ratio:	22%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	18 / 14	Length of status:	1y 0m
Credit score:	660-679 (Apr-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$264,745	Stated income:	$100,000+
Amount delinquent:	$10,414	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	newest-supreme-loyalty	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Free me from loan modification hell
Purpose of loan:
This loan will be used to? pay the delinquent payments on my primary residence mortgage

My financial situation:
I am a good candidate for this loan because? my debt to income ratio is under 38%, i have perfect credit for over 25 years except for my current mortgage, and have never defaulted on any credit.? i? applied for a mortgage modification over one year ago after closing my business and falling two payments of 1735 each, behind.? my application has still not been reviewed.??i found my current employment in april 09 but continued with the modification application and trial payments because i was not sure if my employment would be long term.? i am more than able to make my contractual payments with my current job, and immediately began making catch-up payments beginning this past february, when i was informed that i was being reported delinquent since feb 09 despite having made every trial payment.? Prior to this, i redirected all excess income to the repayment of higher interest rate debt, which i reduced by over 40K from 4/09 to the present.? had i known that my trial payments would not have been reported as payment of my monthly obligation, i would have immediately made catch up payments and brought my mortgage current long before now.? i have made approximately $4k in extra payments since february and am now only 7.5K behind.? i do not have confidence in chase's ability to properly handle my account, therefore, i am seeking a 7.5k personal loan to bring my mortgage current and end my modification hell.? i am confident i can repay this loan in less than one year, and am happy to pay a fair fee for a one year v. three year loan, along with a fair rate of interest.
Monthly net income: $
120,000/yr + bonus.? bi-weekly take home = 3,669.? two bonus checks take home of $13K in 12/09 and 2K in feb '09 on approx. 21k gross bonus.
Monthly expenses: $
??Housing: $ 1,735 (contractual payment v. 1163 "trial" payments made for the last 12 mos +?4 extra payments since feb '10)
??Insurance: $ 0?(paid by wife through?employer?plan)
??Car expenses: $ 0 loan; 135/mo insurance
??Utilities: $ 200
??Phone, cable, internet: $ 320
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 2,600 (personal loans inherited from closed business)
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$69.75

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1979	Debt/Income ratio:	43%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	22 / 15	Length of status:	7y 10m
Credit score:	680-699 (Mar-2010)	Total credit lines:	54	Stated income:	$50,000-$74,999
Now delinquent:	1	Revolving credit balance:	$165,964
Amount delinquent:	$1,656	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	portages	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	700-719 (Sep-2008) 680-699 (Aug-2008)
Principal balance:	$2,057.18	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Continue Home Projects, UPgrade Com
Purpose of loan:
This loan will be used? to fund some small home repair projects, upgrade my? home computer form its curent 98 2nd edition platform .

My financial situation:
I am a good candidate for this loan because?? I have two forms of solid income- Soc. Sec. and state pension as well as a long history of? servicing? debt. I also am currently operating a home business since 2001.??? Please be advised that loan delinquency information is not correct. as reported. The amount in question? is the result of payments not being processed by Bank of America during a? successful mortgage modification process. As another indication of my ability to service debt , please also look to my current record of payment relative to my first prosper loan.

Monthly net income: 5,600.00

Monthly expenses: $
??Housing: $ 1,228.00
??Insurance: $ 360.00
??Car expenses: $ 0
??Utilities: $ 180.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $ 460.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 2150.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452734
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$73.85

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	28%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	13 / 7	Length of status:	1y 6m
Credit score:	680-699 (Mar-2010)	Total credit lines:	29	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$77,648	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	youthful-reward0	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to? pay off two high interest credit cards

My financial situation:
I am a good candidate for this loan because? I have always paid my bills, I have a good job and just need a little help to get rid of these credit cards.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452746
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	0 / 0	Length of status:	4y 7m
Credit score:	680-699 (Apr-2010)	Total credit lines:	2	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	flashman42	Borrower's state:	Ohio	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building a better life
Purpose of loan:
This loan will be used to? Establish a credit history for myself. My wife and I have moved together in reclaiming control of our financial health. After years of repairing my credit I found that if you do not have a credit card or loan you have no history. This loan would help me purchase technology for my company and provide me with a good start toward building a solid credit history.

My financial situation:
I am a good candidate for this loan because? We have the revenue to pay the loan off quickly. We have a Prosper loan with 2 payments left in my wifes name. Having one in my name helps me and is paid with the same revenue as we have used on the first Prosper loan.

Monthly net income: $ 4500.00

Monthly expenses: $ 3843.00
??Housing: $ 1089.00
??Insurance: $ 54.00
??Car expenses: $ 400.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 125.00
??Credit cards and other loans: $ 1300.00
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452788
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$542.59

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2005	Debt/Income ratio:	16%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	2y 3m
Credit score:	700-719 (Apr-2010)	Total credit lines:	13	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$3,028	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	unconquerable-penny3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
paying off my debt to make one monthy bill
My financial situation:
I am a good candidate for this loan because?
im a hard worker and im never late on my payment
Monthly net income: $
6000
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 120
??Car expenses: $240
??Utilities: $?300
??Phone, cable, internet: $ 100?
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452798
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$135.74

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1994	Debt/Income ratio:	31%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 14	Length of status:	11y 1m
Credit score:	640-659 (Mar-2010)	Total credit lines:	29	Occupation:	Scientist
Now delinquent:	0	Revolving credit balance:	$16,900	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	urbane-money5	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
I am looking to consolidate my credit card debt.? The last couple of years I relied more heavily on my credit cards for day to day living.? I am now looking to pay off some of that accumulated debt faster.? I have a steady, full time job of over 10 years.? Aside from credit card payments, my monthly bills include, mortgage, utilities, car insurance, car payment, groceries, and gas in order to get to work and back.? My car is almost paid off, with my last payment due in November of this year.? I plan on keeping this vehicle for many years to come.? I have no plans for any vacations or? other splurges.? I hope you will consider funding my loan.? I thank you in advance.? I hope to someday return the favor and lend to someone in need.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452800
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.13%	Starting borrower rate/APR:	7.13% / 7.47%	Starting monthly payment:	$46.40

Auction yield range:	3.04% - 6.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2001	Debt/Income ratio:	12%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	1y 8m
Credit score:	740-759 (Apr-2010)	Total credit lines:	5	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,217	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	32%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	felicity-stream	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing my Roof
Purpose of loan:
This loan will be used to?
pay for labor costs for a new roof.
My financial situation:
I am a good candidate for this loan because? I have stable income and always pay my bills on time 100% of the time.? I have never been late on any bill in my life and never plan to.? I?do not have more debt than I can afford.? My home is paid for as well as my car.? I only pay?for utilities?and living expenses.? I have one credit card which will be paid off next month and the other carries a moderate balance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452816
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,950.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.02%	Starting borrower rate/APR:	15.02% / 17.19%	Starting monthly payment:	$171.64

Auction yield range:	4.04% - 14.02%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	13 / 12	Length of status:	1y 0m
Credit score:	780-799 (Apr-2010)	Total credit lines:	56	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$61,340	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	KYBBC	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business costs
Purpose of loan is to pay down debt incurred from moving my practice to where it is now.? This will include lines of credit and individual equipment items I purchased to open my new office.? I'm a Certified Financial Planner and have been in the Investment field since 1996.

My financial situation:
I am a good candidate for this loan because?I have never been late and my credit score shows this.? I have a high income that allows me to pay down debt fast and will have the payments automatically taken out of my checking account.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452822
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1986	Debt/Income ratio:	17%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 13	Length of status:	22y 6m
Credit score:	700-719 (Mar-2010)	Total credit lines:	40	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$17,785	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	hunney1021	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate several high interest rate loans that I had to acquire as?my inlaws had to move? in with us and we had to install?a bathroom and close off a room.?I would use this loan to pay off 3 loans that I currently pay 680.00 a month on due to high interest rates. This loan would allow me to free up 1/2 that amount and still pay this loan.

My financial situation:
I am a good candidate for this loan because I always pay my bills and need to lower my payments. I have been employeed by the same company for over 21 years and will have the loan payments automatically deducted from my checking account.

Monthly net income: $ 6200.00

Monthly expenses: $
??Housing: $ 2100.00
??Insurance: $ 148.00
??Car expenses: $ 400.00
??Utilities: $ 375.00
??Phone, cable, internet: $ 175.00
??Food, entertainment: $ 700.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452840
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 9.58%	Starting monthly payment:	$311.06

Auction yield range:	4.04% - 6.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	14%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 12	Length of status:	1y 11m
Credit score:	780-799 (Apr-2010)	Total credit lines:	49	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$12,578	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	27%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fund-prescription1	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
I plan on consolidating my credit card debt and want to pay it off with a fixed lower rate loan.Thanks for considering my request.

My financial situation:
I am a good candidate for this loan because I have a very good track record of paying off my debts.? My credit score reflects my history of on time payments.? I am a very low risk.

Furthermore, I have a steady income as a physician and will be getting a 10% raise in July, and a large raise (200-400%) in about 15 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452864
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2007	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	3 / 3	Length of status:	0y 8m
Credit score:	680-699 (Apr-2010)	Total credit lines:	5	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$4,726	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	enthralling-funds	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to start a Non-Profit Org.
Purpose of loan:
This loan will be used to? start a non-profit org. that me and my fellow riders would like to be able to start teaching new riders about safety and how to ride.

My financial situation:
I am a good candidate for this loan because? i would not be the only one helping to pay back the loan.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 0
??Insurance: $?80
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 62
??Food, entertainment: $ 20
??Clothing, household expenses $ 15
??Credit cards and other loans: $ 360
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452870
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.12%	Starting borrower rate/APR:	30.12% / 32.77%	Starting monthly payment:	$63.78

Auction yield range:	11.04% - 29.12%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1994	Debt/Income ratio:	1%
Basic (1-10):	8	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 9	Length of status:	10y 4m
Credit score:	660-679 (Apr-2010)	Total credit lines:	35	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$10,434	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	innocent-transaction3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay down credit card debt and make rent payments in the immediate future.

My financial situation:
I am a good candidate for this loan because I will be earning more than enough in both salary and bonus by August of this year to pay off my loan (including making regular payments on time until I can pay it off 100%).

Monthly net income: $ $4700

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 206
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 500
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452882
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2003	Debt/Income ratio:	34%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 4	Length of status:	0y 11m
Credit score:	680-699 (Mar-2010)	Total credit lines:	21	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$3,535	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bright-generosity4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for massage therapy school
Purpose of loan:
This loan will be used to help finance a 12 week program to become a certified deep tissue practitioner. My long term goal is to have the capability to work as a practitioner while attending graduate school to pursue a master's in counseling psychology.

My financial situation:
I am a good candidate for this loan because I know the importance of taking care of my responsibilities, financial and otherwise.

Monthly net income: $1700

Monthly expenses: $1422
??Housing: $500
??Insurance: $60
??Utilities: $50
??Phone, cable, internet: $100
??Food, entertainment: $150
??Credit cards and other loans: $492
??Other expenses: $20
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452888
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$197.94

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2001	Debt/Income ratio:	40%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 9	Length of status:	2y 8m
Credit score:	640-659 (Apr-2010)	Total credit lines:	34	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$557	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	9
Screen name:	useful-platinum	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-659 (Dec-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Paying off Debt
Purpose of loan:
I will use this loan to pay off credit cards that i used to update my living room. I also?purchased a new tv and a new blue ray dvd player with surround sound.

My financial situation:
I am a good candidate for this loan because because i earn anough money to get this loan payed off in less than a year. I am a previous Prosper borrower and paid off my last loan over $2000 in about 3 months. I currently live at home and have no housing expenses, utilities, phone, cable and internet.

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $?400
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $?150
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452918
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.68%	Starting borrower rate/APR:	24.68% / 26.98%	Starting monthly payment:	$395.91

Auction yield range:	8.04% - 23.68%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1999	Debt/Income ratio:	20%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 4	Length of status:	0y 4m
Credit score:	700-719 (Apr-2010)	Total credit lines:	38	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$33,910	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sportscrazy13	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off a?line of credit loan and credit card.?

My financial situation:
I am a good candidate for this loan because I have never been late or missed a payment on anything.?I'm an overseas contractor working in Afghanistan. My housing, food and normal expenses is provided by my company. The only bills I have are the ones listed below.

Monthly net income: $ 8,000

Monthly expenses: $?1,377
??Credit card 1: $ 374
??Credit card 2: $ 153
? Line of Credit loan: $ 301
? Personal loan: $ 549
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452930
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,150.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$100.73

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1984	Debt/Income ratio:	446%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 14	Length of status:	1y 9m
Credit score:	760-779 (Apr-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$23,390	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	upbeat-auction	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off my credit cards
I am a good candidate for this loan because try to pay my credit cards and start my own online business
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452942
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.51%	Starting borrower rate/APR:	8.51% / 8.85%	Starting monthly payment:	$189.43

Auction yield range:	3.04% - 7.51%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	8%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	6y 5m
Credit score:	800-819 (Mar-2010)	Total credit lines:	19	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$4,554	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	adaptable-dedication8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Shifting soils- Foundation

Hi All!
My first attempt at creating a Prosper listing did not quite turn out the way I anticipated. I have come to realize that Prosper investors are seeking? attractive returns:). I apologize for my intial lame listing. I hope that this attempt will provide you a greater investing opportunity,? with limited risk.

This loan will be strictly used to fix the foundation of my personal residence, and any other incidentals that may arise during the repair process. If any of you have ever lived in Dallas, you will?be familiar with ?the challenges?my family is?faced with. Homes and shifting soils aren't really a good match!?I've been trying to put it off...but waking up to an "off-kilter" computer monitor every morning has finally gotten the better of me. It's time to do something about it!. Thanks for your consideration of my challenges.

My financial situation:

I am a good candidate for this loan because I do not have any unpaid delinquencies on my credit report and pay all?debt related ?bills before any unnecessary spending.
I drive an ugly?vehicle that most grown men would be ashamed of, all in the name of being "fiscally responsible" :). Dave Ramsey would be proud!?
We have no car payments, and very manageable monthly consumer debt obligations?of less than $150/month, along with a modest house payment of under $1100/ month.

Thank you all for taking the time to consider my case.?
Please feel free?contact me if you have any further questions.
Wishing you all prosperity!.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452948
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.48%	Starting borrower rate/APR:	10.48% / 10.83%	Starting monthly payment:	$568.63

Auction yield range:	3.04% - 9.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1977	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	27 / 25	Length of status:	14y 11m
Credit score:	840-859 (Mar-2010)	Total credit lines:	62	Stated income:	$75,000-$99,999
Now delinquent:	0	Revolving credit balance:	$39,624
Amount delinquent:	$0	Bankcard utilization:	21%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	proud-integrity2	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off?credit card accounts. ?

My financial situation:
I am a good candidate for this loan because? I am a 58 year old retiree and my current credit score?is 762. I have always paid my loans and debts timely and in full.?My retirement benefits exceed $76,000 . Except for a mortgage, I want to be debt free within the next 3-4 years.?I do not live above my means and most of my credit card debt resulted from a painful?divorce.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452954
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$340.68

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	42%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	13 / 13	Length of status:	26y 10m
Credit score:	720-739 (Apr-2010)	Total credit lines:	35	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$65,926	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	unflappable-wampum	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off all of HSBC credit card
Purpose of loan:
This loan will be used to? pay?down?part of the ?HSBC credit card which increased my rate to 20% interest.. I will destroy the card.

My financial situation:
I am a good candidate for this loan because?I am a healthcare worker at the same hospital for 27 years, mortgage is paid except for home equity loan at $11,000, am married wife is nurse employed full time, car loan at $7,000, college loans $6,000 for son, my daughter is 10 years old.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452966
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.27%	Starting borrower rate/APR:	22.27% / 24.54%	Starting monthly payment:	$191.65

Auction yield range:	8.04% - 21.27%	Estimated loss impact:	7.50%
Lender servicing fee:	1.00%	Estimated return:	13.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	0y 1m
Credit score:	780-799 (Apr-2010)	Total credit lines:	6	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$10,151	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	first-charming-credit	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying to graduate and start career
Purpose of loan:
This loan will be used to help me graduate from college.? I have one more semester left and upon receiving my degree I am guarenteed a full-time agent position at Sabbe & Associates.

My financial situation:
I am a good candidate for this loan because I have a good credit score and I will be in a situation to make a good amount of money upon going full-time.? I have a great path to my job and with a little funding I will be able to prosper.? I will be able to pay my loan back quickly, and unlike most individuals, I have already been guarenteed a full-time position at a legitimate insurance brokerage firm.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 14.35%	Starting monthly payment:	$341.78

Auction yield range:	3.04% - 13.00%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	11.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	10 / 9	Length of status:	10y 4m
Credit score:	800-819 (Mar-2010)	Total credit lines:	31	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$67,646	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	51%
Public records last 12m / 10y:	1/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	justice-authority1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off My American Express Card
Purpose of loan:
This loan will be used to payoff my American Express Card

My financial situation is very stable. My industry is stable and even during this economic downturn my income has remained flat.
I am a good candidate for this loan because the purpose it to payoff a high interest credit card. American Express bumped up my rate. The reason for the public records is a dispute with the state of Georgia over use-tax. We continue to fight it. Both records are the same lien. We we able to get it removed once but they put it back on again while we are in the appeal stage. Even if we lose the appeal it would not affect my ability to repay this loan. This loan will allow me to pay the amount off in 3 years for a far lower monthly payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452984
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.42%	Starting monthly payment:	$52.00

Auction yield range:	4.04% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	33%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 7	Length of status:	4y 1m
Credit score:	700-719 (Mar-2010)	Total credit lines:	22	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$8,302	Stated income:	$25,000-$49,999
Amount delinquent:	$81	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	productive-silver893	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment purchase
Purpose of loan:
This loan will be used to purchase a small trailer for a?transport business.

My financial situation:
I am a good candidate for this loan because I consistently pay may debts?the trailer will allow us to generate more sales.?We have established business contacts and low-overhead as this is a side business?which will be ran?from my home.? Our fixed expenses?include an existing truck payment, liability and cargo insurance.? Our variable expenses include the cost of fuel.? There are no employee costs as?we perform the work.??I am college educated and currently pursuing a business degree in management and organizational development.? The?income below is my current take home pay and does not include projected income from the business or my husband.? Monthly expenses are reported as my current contribution to the expenses as my husband and I share these.?
I am looking into a questionable delinquency listed on my credit and would like to point out a significant amount of my loans are low-interest?student loans.?

Monthly net income: $1800

Monthly expenses: $
??Housing: $1108 (husband pays)
??Insurance: $160 (husband pays)?
??Car expenses: $700 (husband pays)?
??Utilities: $300
??Phone, cable, internet: $160
??Food, entertainment: $ 200
??Clothing, household expenses $100
??Credit cards and other loans: $300
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.21%	Starting borrower rate/APR:	26.21% / 28.53%	Starting monthly payment:	$383.82

Auction yield range:	8.04% - 25.21%	Estimated loss impact:	9.10%
Lender servicing fee:	1.00%	Estimated return:	16.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	11 / 9	Length of status:	5y 7m
Credit score:	760-779 (Apr-2010)	Total credit lines:	27	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$35,265	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cozy-commitment	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a loan for Home inmprovement
Purpose of loan:
This loan will be used to?upgrade?and finish my basement that?I should have rented for a while in?Metro?Atlanta. I?have done the dry walls and the plumbing.?The money will used to complete the project and i already have someone to rent the basment for?$650 monthly.?

My financial situation:
I am a good candidate for this loan because i have good payment history, although in retirement i also runs a consultancy business from my home which gives me added income. I do earn social security, and pension from my last job and a retirement fund too. all these gives me about $3850 monthly. The monthly rent would be enough to pay on the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1989	Debt/Income ratio:	29%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 15	Length of status:	10y 6m
Credit score:	680-699 (Mar-2010)	Total credit lines:	30	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$11,626	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	trade-edifice929	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I AM That New Patio Room
Purpose of loan:
This loan will be used to to finance patio room addition enclosure.? This will increase the value of the home, inaddtiion to the increase in? property value as the economy improves.? There is no HELOC or second mortgages on the property.? We do not plan to sell the home, as this is now our retirement Home.
My financial situation:
I am a good candidate for this loan because I have employment stability and excess income to make monthly payment.
Monthly net income: $ 4542? and my elderly mother whom lives with me?has a Retirement and Social Security?Monthly Net income of $ 2250.??Additionally, my Fiance lives with me and helps with monthly expenses.??
Monthly expenses: $ 3950
??Housing: $ 1250
??Insurance: $ 250
??Car expenses: $ 450
??Utilities: $ 350
??Phone, cable, internet: $ 99
??Food, entertainment: $?500
??Clothing, household expenses $ 200
??Credit cards and other loans: $?200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453020
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1997	Debt/Income ratio:	21%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 10	Length of status:	2y 9m
Credit score:	640-659 (Mar-2010)	Total credit lines:	27	Occupation:	Accountant/CPA
Now delinquent:	4	Revolving credit balance:	$3,472	Stated income:	$50,000-$74,999
Amount delinquent:	$671	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	yield-detective	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
*Relist* Please help: need surgery!
Purpose of loan:I am in desperate need of having breast reduction surgery. Without being too graphic, I am currently a ?36DDD. After consulting with a plastic surgeon, he recommends a reduction mammoplasty to take me down to a size C and the intent is to relieve the great strain on my neck, shoulders and upper back. My health insurance company agrees that this surgery is medically necessary, and therefore they have approved benefits to cover a large portion of the surgery; however, I must pay the portion for which I am responsible before surgery can be performed on April 27th, but will have to cancel it if I cannot come up with funding to cover my portion. I am re-listing at $2000 because a family member has offered to give me $500.
My financial situation:I realize that my credit rating with Prosper is ?HR?, but I wanted to explain a few things that have caused dings in my credit report: Early in our marriage, my husband?s company closed its business, while I was in the midst of a complicated pregnancy rendering me unable to work, and us with no income, and no insurance. If you could dig into my credit report, you would find that it has not been messed up due to financial irresponsibility, or by my trying to live a life of luxury that I could not afford. Rather, you would find that it has been tarnished by slow/late payments and medical collections caused by events beyond my control. We have been earnestly trying to clean up our credit reports, but the 7 years have not passed in order to have those medical collections removed. We both have good paying jobs at very stable companies. I simply need someone to give me a chance. I will be eternally grateful to anyone who gives me this opportunity to live a life without back pain and you can be assured that my payment to you is my number one priority. The deliquency that shows on my credit report has been paid and only existed because I am only paid once a month, so all of my expenses are paid when I get paid on the last day of the month.
Monthly net income: $ 3654 + 2227 (husband)= 5881 Total?
Monthly expenses: $ 2,804:??Housing: $ 730, Insurance: $ 131, Car expenses: $ 418 (this will be paid off in August of this year)??Utilities: $ 200, Phone, cable, internet: $ 450, Food, entertainment: $ 400??Clothing, household expenses $ 250, Credit cards and other loans: $ 225
Disposable Income: $5,881 - $2,804 = $3,077
Thank you so much to anyone who helps!
Information in the Description is not verified.